ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this "Agreement") sets forth the principal terms on which ProVEDA Corporation ("ProVEDA") and Flowerkist, Inc. ("Flowerkist") have agreed with respect to the purchase (the "Transaction") by ProVEDA from Flowerkist of all of Flowerkist's assets listed on Schedule 1, without warranty of any kind except as otherwise expressly set forth in this Agreement, relating to the wellness and therapeutic categories and associated products, whether final or in any stage of development (collectively, "Products"), including but not limited to formulas for relief and recovery from pain, chronic skin conditions (including but not limited to psoriasis, eczema, atopic dermatitis, acne), dryness, wounds, bacteria/virus exposure, and calluses, as well as all transdermal delivery system concepts or technology, and all rights, title and interest in and to all intellectual property rights (including the right to apply for patents or other intellectual property protections throughout the world) and confidential or proprietary information relating to the foregoing (collectively, the "Purchased Assets"). Flowerkist shall retain its current assets relating to skin care (excluding chronic skin conditions which are included in the Purchased Assets) and cosmetics in association with age management and/or the enhancement of beauty/physical appearance. ProVEDA and Flowerkist shall use good faith efforts to negotiate and execute, within 30 days following the date on which both parties have executed this Agreement (the "Signing Date"), a more comprehensive definitive agreement (the "Comprehensive Agreement") reflecting the terms set forth in this Agreement; provided, however, that this Agreement shall remain binding and ProVEDA and Flowerkist shall remain bound by their respective obligations and shall retain their respective rights under this Agreement if they do not enter into a Comprehensive Agreement.

PURCHASE OF PURCHASED ASSETS

ProVEDA hereby purchases from Flowerkist, and Flowerkist hereby sells to ProVEDA, good and marketable title to the Purchased Assets, free and clear of all liens, security interests, claims and other encumbrances, for an aggregate purchase price of $2,200,000 (the "Purchase Price"), payable (1) $350,000 (the "Initial Payment") on or before the 15th day (the "Initial Payment Deadline") immediately following the date on which Flowerkist has provided to ProVEDA evidence reasonably acceptable to ProVEDA that Flowerkist has obtained the requisite consents (as required by its charter documents and applicable law and contracts) of its Board of Directors and shareholders and any applicable third parties with respect to this Agreement and the Transaction ("Requisite Consents"), (2) $250,000 on or before the 30th day immediately following the Initial Payment Deadline, (3) $250,000 on or before the 60th day immediately following the Initial Payment Deadline, (4) $250,000 on or before the 90th day immediately following the Initial Payment Deadline and (5) $1,100,000 within 150 days of the Initial Payment Deadline, whichever is sooner. The closing of such purchase and sale shall occur automatically and simultaneously with the wiring of the Initial Payment by ProVEDA to Flowerkist in accordance with this Agreement. Upon receipt of the Initial Payment, Flowerkist shall utilize a portion of such funds to pay in full its outstanding balance owed to Dabur Research Foundation ("DRF") in the amount of approximately $190,000. All payments of the Purchase Price shall be made by ProVEDA to Flowerkist by wire transfer of immediately available funds to the account set forth on Schedule 2.

Flowerkist will also receive a revenue share (the "Revenue Share") of 5% of ProVEDA's nonadjusted gross revenues; the Revenue Share will cease on the date of the consummation of the earlier to occur of either (i) a reorganization, merger or consolidation with an entity, or any other event (or series of events), in which the persons who hold a majority of the outstanding voting equity securities of ProVEDA before such transaction do not own at least a majority of the equity securities entitled to vote to elect directors (or persons serving in a similar capacity) of the entity surviving such transaction, or (ii) a disposition of all or substantially all of the assets of ProVEDA, but excluding in each case the consummation of any such transaction with a related person that would not be considered a change of control event under Section 409A of the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations thereunder (collectively, subclauses (i) and

(ii) are referred to as a "Change of Control Transaction"). If, as of the date of the consummation of a Change of Control Transaction, the aggregate Purchase Price and Revenue Share payments received by Flowerkist are less than $10,000,000, then ProVEDA shall pay to Flowerkist contemporaneously with the closing of such Change of Control Transaction an amount equal to the difference between $10,000,000 less the aggregate Purchase Price and Revenue Share payments received by Flowerkist on or prior to such date.

Flowerkist will also receive a warrant (the "Warrant") to acquire 7,650,000 shares (which ProVEDA represents and warrants is equal to 15% of the 51,000,000 issued and outstanding shares of ProVEDA's capital stock as of the Signing Date) of ProVEDA's common stock at an exercise price of $0.30 or less per share in the form attached hereto as Exhibit A.

If ProVEDA defaults on any payment of the Purchase Price and such default is not cured by ProVEDA within 10 calendar days of its receipt of written notice of such default from Flowerkist, then Flowerkist will retain as its liquidated damages (in lieu of all other damages) all monies previously paid to it, ownership of the Purchased Assets will automatically revert to Flowerkist, any unexercised portion of the Warrant shall automatically be deemed null and void and of no further force or effect, and the parties' respective rights and obligations under this Agreement (including with respect to the revenue share) shall automatically terminate. ProVEDA hereby grants to Flowerkist a first-priority security interest (pursuant to the Security Agreement and Conditional Assignment attached hereto as Exhibit B) in the Purchased Assets in order to secure Flowerkist's reversionary rights with respect to the Purchased Assets as set forth above in the event of any breach by ProVEDA of its obligations to pay the Purchase Price that is not cured hereunder; such security interest shall automatically terminate upon the payment of the Purchase Price in full in accordance with this Agreement. In addition, Rowland Hanson and Scott Grizzle will pledge all their respective ownership in ProVEDA as additional security for the payment of the Purchase Price pursuant to the Pledge Agreement attached hereto as Exhibit C.

6/17/20

LICENSE TO TRANSDERMAL DELIVERY SYSTEM

ProVEDA hereby grants to Flowerkist an exclusive, royalty-free, , worldwide right and license (the "License") to the transdermal delivery system concepts and technology included within the Purchased Assets as existing as of the Signing Date (the "Transdermal Technology") solely for purposes of researching, developing and commercializing age management (i.e., skin care) and beauty enhancement (i.e., cosmetics) products. The License shall be transferable and sub-licensable only with the prior written consent of ProVEDA, which consent shall not be unreasonably withheld. The term of the License shall commence on the Signing Date and continue through thereafter in perpetuity for so long as Flowerkist is continually commercializing any product utilizing the Transdermal Technology; provided, however, that if as of or after the second anniversary of the Signing Date Flowerkist has not commercialized any products utilizing the Transdermal Technology for 180 consecutive days, the term of the License shall automatically expire as of such 180th day. All derivatives, modifications, improvements or refinements of the Transdermal Technology to the extent made, conceived, or developed by Flowerkist or any person or entity acting on Flowerkist's behalf and all goodwill attached thereto shall belong to ProVEDA and shall automatically be deemed included within the scope of the Transdermal Technology. All rights in the Transdermal Technology not included within the scope of the License are expressly reserved by ProVEDA, and ProVEDA shall have the sole right to prosecute any and all claims of U.S. or foreign patent, trademark, copyright or similar applications, continuations, continuations-in-part, reissues, or extensions that cover, in whole or in part, the Transdermal Technology and any claims against third parties for infringement thereof. The License is granted to Flowerkist without warranty of any kind, whether express or implied, including but not limited to any warranty of non-infringement. Flowerkist's rights with respect to the License may not be sublicensed or otherwise transferred or assigned (including by operation of law, with any reorganization, merger or consolidation of Flowerkist being deemed an assignment) by Flowerkist without ProVEDA's prior written consent which shall not be unreasonably withheld.

NON-COMPETE

During the period beginning on the Signing Date and ending on the second (2nd) anniversary of the Initial Payment Deadline, Flowerkist shall not, and shall not allow any of its affiliates to, engage (whether as an owner, operator, manager, employee, officer, director, consultant, advisor, representative or otherwise), directly or indirectly anywhere in the world in the business of formulating, manufacturing, marketing, distributing, offering for sale or selling any Products. In addition, Flowerkist shall not, on or after the Signing Date in perpetuity, file any patent application (whether provisional or otherwise) or other form of intellectual property registration or application with respect to any of the Purchased Assets or any intellectual property rights relating thereto in the United States or elsewhere in the world. Flowerkist agrees that ProVEDA and/or its successors or assigns shall have the right, in addition to other rights and remedies existing in their favor, to specific performance and/or injunctive or other relief in order to enforce or prevent any violations of this paragraph.

EXPENSES

ProVEDA and Flowerkist will each bear their own legal and other expenses with respect to the Transaction contemplated by this Agreement.

MISCELLANEOUS

This Agreement shall be binding upon and inure to the benefit of ProVEDA and Flowerkist and their respective successors and assigns. The parties hereto agree for no additional consideration to execute such further instruments, including but not limited to instruments of assignment of the relevant portions of any contractual or vendor relationships relating to the Purchased Assets as may be requested by ProVEDA from time to time, and to take such further action as may reasonably be necessary or appropriate to carry out the intent of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, and constitutes the entire agreement of the parties hereto with respect to the subject matter hereof superseding all prior and contemporaneous written or oral agreements between the parties hereto with respect to the subject matter of the Transaction, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by both parties hereto. The parties hereto participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by both parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring either party hereto by virtue of the authorship of any provision of this Agreement. Without limitation as to the foregoing, no rule of strict construction construing ambiguities against the draftsperson shall be applied against any person with respect to this Agreement. If any provision of this Agreement is held to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement. This Agreement may be executed in counterparts, including by facsimile, each of which shall be an original, but all of which together shall constitute one instrument.

[Signature page follows.]

If the foregoing accurately reflects the basic terms and conditions of ProVEDA's and Flowerkist's agreement with respect to the Transaction, please sign and date one copy of this Agreement and return it to the undersigned. If this Agreement is fully executed, this Agreement shall remain in full force and effect until the earlier of (i) mutual written agreement of termination executed by both ProVEDA and Flowerkist, or (ii) execution of the Comprehensive Agreement by both ProVEDA and Flowerkist, or (iii) by ProVEDA by providing written notice to Flowerkist at any time prior to the wiring of the Initial Payment. Additionally, this Agreement shall automatically terminate and be null and void at 5:00 p.m. (Los Angeles, California time) on the Initial Payment Deadline if the wiring of the Initial Payment to Flowerkist has not been initiated by ProVEDA in accordance with this Agreement by such time and date.

PROVEDA CORPORATION

By: ______________________
Name: Scott Grizzle
Title: President
Date: June 16, 2020

FLOWERKIST, INC.

By: ______________________
Name: ______________________
Title: CEO
Date: June 16, 2020

CONFIDENTIAL PRIOR TO FULL EXECUTION

Schedule 1

Purchased Assets

(1) ProVEDA is acquiring the exclusive rights to all products associated with the wellness and therapeutic categories with regard to CBD enhanced topical solutions including but not limited to the products currently developed and referred to as Pain Management and Hand & Foot Care in the attached Dabur Research Foundation Report: "Development of rationally designed polyherbal Cannabis based products with different therapeutic benefits"; dated 16th March 2020. Additional wellness and therapeutic products may include but not limited to relief and recovery from chronic skin conditions (ie psoriasis, eczema, atopic dermatitis, acne etc), dryness, wounds, bacteria/virus exposure, calluses to name a few.
Note; "wounds" are defined as accidental and/or unintentional damage to the skin. This does not include "wounds" created as a result of an aesthetic procedure which is part of "age management and / or a beauty enhancement".

(2) ProVEDA is acquiring the exclusive rights to the transdermal delivery system developed by Dabur Research Foundation and highlighted on page 13 of the attached Flowerkist Incorporated Technology & Formulations presentation; dated April 2nd 2020.

NOTE: Flowerkist Incorporated will maintain the exclusive rights to all skin care and cosmetics with regard to CBD enhanced topical solutions in association with age management and beauty enhancements including but not limited to the products currently developed and referred to as Skin Care in the attached Dabur Research Foundation Report: "Development of rationally designed polyherbal Cannabis based products with different therapeutic benefits"; dated 16th March 2020.
Note; skin care includes but is not limited to any product associated with an aesthetic procedure given that these procedures are considered to be "age management and / or a beauty enhancement". In addition, skin care includes any product designed to enhance appearance and / or boost emotional well-being.

DABUR RESEARCH FOUNDATION

Development of rationally designed polyherbal Cannabis based products with different therapeutic benefits

Study data Version 1.1
16th March 2020



DABUR RESEARCH FOUNDATION
22, Site IV, Sahibabad
Ghaziabad, U.P. 201010
INDIA
www.daburresearch.in

Therapeutic areas

DABUR RESEARCH FOUNDATION

- Pain management
- Skin care
- Hand and foot care

Our Strategy

Rational selection of ingredients	Formulation development: Topical	Extensive preclinical tests for efficacy and mechanism	Permeability, penetration and safety tests	Formulation characterization
• Knowledge and target based selection of ingredients depending on therapeutic area • Specific ingredients to enhance permeability and efficacy	Development of proprietary transdermal technology platform for enhanced permeability and better therapeutic effects	• Extensive preclinical profiling of the formulations using validated *in vitro* and *in vivo* models specific for therapeutic indications • Preclinical data for claim substantiation	• Permeability assessments of the formulations using human skin mimicking membranes • Penetration tests ex vivo • In vitro tests for skin and ocular irritation	Optimization, General Characterization, Size determination, Texture analysis and stability assessment at different conditions and time periods

ProductMap

DABUR RESEARCH FOUNDATION


C
I
In vitro efficacy tests
Skin permeability in vitro
Rational selection of ingredients
Preformulation
Formulation prototypes comprising of Concentrate, Isolate and polyherbal ingredients
Formulation prototypes
Efficacy and permeability
Efficacy in vitro
Permeability in vitro
*Efficacy in vivo
*Penetration ex vivo
Data compilation and correlation
Formulation studies
Specifications and CoA
Comparator studies in vitro
Perception
Stability in containers
Technology transfer Document
Safety
Skin safety in vitro (Episkin/MATTEK)
Ocular irritation in vitro (HET-CAM assay)
C Concentrate
I Isolate
* Not conducted for anti-aging products

DABUR RESEARCH FOUNDATION

CBD sources

Concentrate

Sample Information		
Sample Identification	1006	
Laboratory Number	2019008857	
Batch Number	NA	
Matrix	Concentrate	
Analyzed Date	04/23/19	
Extraction Date	04/23/19	
Cannabinoid (HPLC)	**%**	**mg/g**
Compound		
CBD-V	0.54%	5.43
CBD-A	ND	ND
CBG	0.60%	5.98
CBD	59.70%	596.96
THC-V	ND	ND
CBN	1.34%	13.37
Delta 9-THC	ND	ND
CBC	1.81%	18.10
THC-A	ND	ND
Delta 8-THC	ND	ND
Cannabinoids Total		
Max Active THC	**ND**	**ND**
Max Active CBD	**59.70%**	**596.96**
T. Active Cannabinoids	63.98%	639.84
Total Cannabinoids	63.98%	639.84
Max Active Ratios		
NA :1 CBD to THC		
ND :1 THC to CBD		

Isolate

Certificate of Analysis

MILE HIGH LABS

Final Product: Cannabidiol Isolate Lot Number: IL1912I-057D

Date of Manufacture: February 2020

Test	Methodology		Specification	Test Results (Average)*	Pass/Fail
Visual	Color and Appearance	TM-004 (Visual)	White, crystalline powder free of particulates	Conforms	Pass
Cannabidiol Identification		TM-001 (DAD Retention Time)	Retention time of the primary peak in sample chromatogram matches that in the analytical reference standard.	Conforms	Pass
		TM-001 (DAD UV Spectrum)	UV Spectrum of the primary peak in sample chromatogram matches that in the analytical reference standard.	Conforms	Pass
CBD Potency	CBD(%w/w)	TM-001 (HPLC - DAD)	>=98 %w/w	98.0	Pass
THC Content	THC(%w/w)	TM-001 (HPLC - DAD)	≤0.05 %w/w¹	ND	Pass
	THCA(%w/w)	TM-001 (HPLC - DAD)	≤0.05 %w/w¹	ND	Pass
Related Cannabinoid Content	CBDA(%w/w)	TM-001 (HPLC - DAD)	Report	ND	NA
	CBN(%w/w)	TM-001 (HPLC - DAD)	Report	ND	NA
	CBDV(%w/w)	TM-001 (HPLC - DAD)	Report	0.240	NA
	CBG(%w/w)	TM-001 (HPLC - DAD)	Report	ND	NA
	Other (Highest RC)(%w/w)	TM-001 (HPLC - DAD)	Report	0.197	NA
	Total (RC)(%w/w)	TM-001 (HPLC - DAD)	Report	0.437	NA
Total Cannabinoids	(CBD plus total RCs)(% w/w)	TM-001 (HPLC - DAD)	Report	98.428	NA
Residual Solvents	Pentane(ppm)	TM-005 (HS-GC - FID)	≤500 ppm	132	Pass
	Acetone(ppm)	TM-005 (HS-GC - FID)	≤500 ppm	<LOQ	Pass
	Isopropyl Alcohol(ppm)	TM-005 (HS-GC - FID)	≤500 ppm	<LOQ	Pass
	Hexane(ppm)	TM-005 (HS-GC - FID)	≤25 ppm	<LOQ	Pass

*Number of replicates: 19

¹TM-001 LOQ of 0.05% w/w for related cannabinoids.

²Full list of individual pesticide residues on file. Eurofins LOQ of 0.1 ppm for individual residues.

³Contract Testing performed by Eurofins BioDiagnostics.



CBD Technology

DABUR RESEARCH FOUNDATION

CBD technology ingredients and methodology

INGREDIENTS
Cholesterol
Precirol ATO
Span 60
Basil oil
Eucalyptus oil
Menthol
CBD concentrate
CBD Isolate
Phospholipid
PEG 400
PG
Transcutol P
Tween 80
Water

METHODOLOGY

Lipid Phase:

- Appropriate amount of Cholesterol, Precirol, and Span 60 were taken and heated until the content gets melted.
- Basil oil, Eucalyptus oil and menthol were added to it and mixed thoroughly.

Drug Phase

- CBD concentrate and isolate were dissolved in propylene glycol, polyethylene glycol 400 by using ultrasonic bath sonicator and was slightly heated.
- CBD solution was added to the lipid phase with constant mixing.

Surfactant Phase:

- Desired quantity of the Tween 80, Transcutol P were mixed in exact amount of water.
- Mixing of Lipid and Surfactant Phase:
- Both the lipid phase and the surfactant phase were heated to 60°C.
- Once the temperatures of both the phases were approximately the same, CBD lipid phase was added to the surfactant phase and homogenized at 15,000 rpm for 15minutes.

Optimization and Characterization

Optimization by using design expert

DABUR RESEARCH FOUNDATION

Design of experiments (DOE) is a statistical technique for quickly optimizing performance of systems with known input variables. It starts with a screening experimental design test plan involving all the known factors that are suspected to affect the system's performance (or output).

Box–Behnken statistical design was used to optimize the formulation using Design-Expert software (Design-Expert® Software Version 12, State-Ease Inc., Minneapolis, MN). A three-factor, three-level study with 17 experimental runs was used. This experimental design was used to investigate the effect of independent variables on various dependent variables. The independent variables **were lipid concentration (A), surfactant concentration (B) and Homogenization cycles (C)** represented by low (−1), medium (0) and high (+1) respectively, while the dependent variables were **Particle size (Y_1), Zeta potential (Y_2) and Polydispersity (Y_3).**

Name	Units	Type	Changes	Std. Dev.	Low	High
LIPID CONCENTRATION	mg	Factor	Easy	0	0.1	0.3
SURFACTANT CINCENTRATION	ml	Factor	Easy	0	6	10
HOMOGENIZATION CYCLE	minutes	Factor	Easy	0	10	20
ZETA SIZE		Response		0.894247	86.45	176.64
ZETA POTENTIAL		Response		0.0241868	-18.49	-16.33
PDI		Response		0.0018161	0.1891	0.285

Zeta Size: Zeta size denotes the size of the particle. Smaller the size, the efficacy of delivery, appearance, stability, texture and feel of the final product increases.

Zeta potential: The zeta potential indicates the degree of electrostatic repulsion between adjacent, similarly charged particles in a dispersion. The zeta potential value more than ±30 mV is considered as an optimum value for very good stability of the formulation.

Polydispersity Index: PDI describes the degree of non-uniformity of a size distribution of particles. In drug delivery applications using lipid-based carriers, a PDI of 0.3 and below is acceptable and indicates a homogenous population of phospholipid vesicles

Optimization by using design expert

DABUR RESEARCH FOUNDATION

Factors

Factor	Name	Level	Low Level	High Level	Std. Dev.	Coding
A	LIPID CONCENTRATION	0.2000	0.1000	0.3000	0.0000	Actual
B	SURFACTANT CINCENTRATION	8.00	6.00	10.00	0.0000	Actual
C	HOMOGENIZATION CYCLE	15.00	10.00	20.00	0.0000	Actual

Coefficients Table

p-value shading: **$p < 0.05$** $0.05 \le p < 0.1$ $p \ge 0.1$

	Intercept	A	B	C	AB	AC	BC	A^2	B^2	C^2
ZETA SIZE	89.064	**22.2538**	**-14.6112**	**-7.315**	-0.4575	**10.33**	**-4.42**	**32.0443**	**17.5792**	**5.61175**
p-values		**< 0.0001**	**< 0.0001**	**< 0.0001**	0.3403	**< 0.0001**	**< 0.0001**	**< 0.0001**	**< 0.0001**	**< 0.0001**
ZETA POTENTIAL	-18.444	**0.52625**	**-0.145**	**-0.02625**	**0.0575**	**-0.23**	**-0.3575**	**0.9245**	**0.097**	**0.3945**
p-values		**< 0.0001**	**< 0.0001**	**0.0181**	**0.0021**	**< 0.0001**	**< 0.0001**	**< 0.0001**	**< 0.0001**	**< 0.0001**
PDI	0.2001	**0.019625**	**-0.0127375**	**-0.0101125**	**0.01125**	**0.014**	**-0.006225**	**0.0404375**	**0.0222125**	**-0.0060375**
p-values		**< 0.0001**	**< 0.0001**	**< 0.0001**	**< 0.0001**	**< 0.0001**	**0.0002**	**< 0.0001**	**< 0.0001**	**0.0002**

DABUR RESEARCH FOUNDATION

Optimization by using design expert- Contour plots

Contour plots showing simultaneous influence of independent variables on response parameters: (A) particle size, (B) zeta potential and (C) PDI of the formulated CBD technology within Box–Behnken experimental design.



ZETA SIZE
B: SURFACTANT CINCENTRATION (ml)
A: LIPID CONCENTRATION (mg)
100
120
140
160
ZETA POTENTIAL
-18.5
-18
-17.5
-17
PDI
0.2
0.22
0.24
0.26

As the values of zeta size, zeta potential and PDI falls above the range the intensity of the color increases and if the values falls below the range intensity of the color decreases.

DABUR RESEARCH FOUNDATION

Linear correlation plots between actual and predicted values


ZETA SIZE
Color points by value of
ZETA SIZE
1.937
2.247
Predicted vs. Actual
Predicted
Actua


ZETA POTENTIAL
Color points by value of
ZETA POTENTIAL:
-18.49
Predicted vs. Actual
Predicted
Actual


PDI
(adjusted for curvature)
Color points by value of
PDI:
0.1891
0.285
Predicted vs. Actual
Predicted
Actual

- Figure 1 shows the linear plot between actual and predicted values and the corresponding residual plots for Zeta Size.
- Figure 2 shows the linear plot between actual and predicted values and the corresponding residual plots for Zeta potential.
- Figure 3 shows the linear plot between actual and predicted values and the corresponding residual plots for Polydispersity Index.

Result: Linear relationships indicates the goodness of fit in all the three cases

Technology characterization – Particle size determination

DABUR RESEARCH FOUNDATION

Particle size analysis:

Zeta Size analysis is done by dynamic light scattering technique which measures the size of the particles suspended in a liquid. Particle size directly reflects on stability, efficacy of delivery, appearance, texture and feel.

The **zeta potential** indicates the degree of electrostatic repulsion between adjacent, similarly charged particles in a dispersion. It also determines the stability of nanoparticles in a solution.



Zetasizer – Analysis
ZS XPLORER SOFTWARE v 1.0.0.436
Malvern Panalytical
Measurement Details
Sample Name
Pain NP-Filtered
Result Type
Size
Scattering Collection Angle
174.7
Measurement Date
01-10-2019 16:43
Cuvette Position
4.64
Attenuator
4
Temperature
25
Mean Count Rate in Kcps
230.2
Result
Z Average Mean
89.34 nm
Polydispersity
0.2007
Intercept
0.9854
Peak One Mean
111.2 nm
Peak One Area
99.32%
Peak Two Mean
17.75 nm
Peak Two Area
0.6812%
Size Distribution by Intensity
Size (d.nm)
Pain NP-Filtered (Steady state)
Malvern Panalytical
www.malvernpanalytical.com



Zetasizer – Analysis
ZS XPLORER SOFTWARE v 1.0.0.436
Malvern Panalytical
Measurement Details
Sample Name
Pain NP-Filtered
Result Type
Zeta
Scattering Collection Angle
12.78
Measurement Date
01-10-2019 16:57
Cuvette Position
2
Attenuator
7
Temperature
25
Mean Count Rate in Kcps
193.2
Result
Zeta Potential
-18.25
Zeta Deviation
8.299
Conductivity
0.1659
Effective Voltage
148.9
Zeta Potential Distribution
Zeta Potential (mV)
Pain NP-Filtered
Malvern Panalytical
www.malvernpanalytical.com

Result:

The particle size is approximately equal to 89.34 nm

The zeta potential of the sample lies in the range of ± 30mV, so it has a promising stability.

PDI of 0.3 and below is acceptable and indicates a homogenous population of phospholipid vesicles

Technology Characterization- Transmission electron Microscopy

TEM is a technique in which a high-energy electron beam created from an electron gun can strike a very thin sample. When the electron beam is transmitted through the sample an image is produced bearing the information about the size, shape, crystalline, or amorphous structure and orientation of the components within the sample. TEM gives magnified image in various resolutions up to the range of 0.2 nm. In nano emulsions, TEM determines the morphology and size of emulsion droplet.



91.1 nm



93.6 nm
99.0 nm
85.7 nm

Result:

The particle size ranges between **85.7nm-99.0nm**



Pain management

DABUR RESEARCH FOUNDATION

Formulation development

CBD technology for pain cream and roll on

DABUR RESEARCH FOUNDATION

INGREDIENTS
Cholesterol
Precirol ATO
Span 60
Basil oil
Eucalyptus oil
Menthol
CBD concentrate
CBD Isolate
Phospholipid
PEG 400
PG
Transcutol P
Tween 80
Water

METHODOLOGY

Lipid Phase:

- Appropriate amount of Cholesterol, Precirol, and Span 60 were taken and heated until the content gets melted.
- Basil oil, Eucalyptus oil and menthol were added to it and mixed thoroughly.

Drug Phase

- CBD concentrate and isolate were dissolved in propylene glycol, polyethylene glycol 400 by using ultrasonic bath sonicator and was slightly heated.
- CBD solution was added to the lipid phase with constant mixing.

Surfactant Phase:

- Desired quantity of the Tween 80, Transcutol P were mixed in exact amount of water.

Mixing of Lipid and Surfactant Phase:

- Both the lipid phase and the surfactant phase were heated to 60°C.
- Once the temperature of both the phases were approximately the same, CBD lipid phase was added to the surfactant phase and homogenized at 15,000 rpm for 15minutes.

DABUR RESEARCH FOUNDATION

Rational selection of ingredients for Pain cream and Roll on

Common names	Scientific names	Uses
CBD Technology	-	Has good anti-inflammatory and analgesic property
Spearmint Oil	*Mentha spicata*	Has anti-inflammatory effect that soothes aching muscle and joints, contains cooling properties and has an analgesic effect.
Eucalyptus oil	*Eucalyptus globulus*	Contains anti-inflammatory, antiseptic, antispasmodic properties, reduces swelling and pain.
Peppermint oil	*Mentha piperita*	Has analgesic, anti-inflammatory and antispasmodic properties, can calm spasms that can cause cramps.
Camphor	*Cinnamomum camphora*	Stimulates nerve endings thus relieving symptoms of pain
Clove bud oil	*Syzygium aromaticum*	Provides pain relief, in addition to anti-inflammatory and antibacterial properties.
Thyme oil	*Thymus vulgaris*	Relieves smooth muscle spasms
Capsicum oleoresin oil	*Capsicum annum*	Treats pain, provides relief for muscle spasms
Lavender oil	*Lavandula angustifolia*	Fights inflammation by calming areas that may have become swollen and painful, relieves stress and anxiety.
Rosemary oil	*Rosmarinus officinalis*	Reduces tissue inflammation that can lead to swelling, pain and stiffness, contains antioxidants which remove toxins
Myrrh oil	*Commiphora myrrha*	Has natural analgesic and antibacterial properties, helps to alleviate joint pain and stiffness.
Ginger oil	*Zingiber officinale*	Reduces inflammation of joints, soothes upset stomach and provides full body pain relief.
Orange Sweet oil	*Citrus sinensis*	Has high anti-inflammatory properties, that can fight pain and infection, it is a natural remedy for bone and joint pain.
Chamomile oil	*Matricaria chamomilla*	Has anti-inflammatory compounds that work to stop the pain in lower back, headaches and menstrual pain.
Wintergreen oil	*Gaultheria procumbens*	Reduces muscle spasms, induces relaxation and counters inflammations.
Ajwain oil	*Trachyspermum ammi*	It contains anesthetic properties that help in soothing pain and swelling.
Menthol		Counter-irritant, relieves pain by cooling the skin and then produces heat
chaste tree	*Vitex negundo*	Reduces inflammation and swelling of joints.
Guggul	*Commiphora wightii*	Reduces inflammation, swelling, redness and tenderness.
Hydropentil	*Opuntia ficus-indica*	reduces the release of proinflammatory interleukins
Trigliphix Sense	*Hordeum vulgare*	enhances anti inflammatory mechanism and helps to reduce redness and irritation

METHOD OF PREPARATION FOR PAIN CREAM

Phase A:

Step 1: All the oil phase ingredients were taken in a beaker and were heated.

Phase B:

Step 2: Appropriate amount of the water extracts and the actives were dissolved in distilled water.

Step 3: CBD technology was then added to this solution and mixed properly

Step 4: This was followed by the addition of gelling agent and the content were continuously stirred.

Emulsification:

Step 6: Phase A was slowly added to phase B with continuous stirring.

Step 7: Required amount of emulsifying agent and pH adjuster were added and homogenized for proper emulsification.

Efficacy and permeability assessments

Efficacy tests in vitro..1

DABUR RESEARCH FOUNDATION

Rationale

- COX-2 is an enzyme responsible for inflammation and pain. Inhibition of COX-2 plays key role in analgesic action.
- CBD derivatives have been reported as selective COX-2 inhibitors.
- Hence, inhibitory effect of CBD containing Pain formulations on COX-2 activity was studied in enzyme-based assay.

Study design

- Test Item was dissolved in DMSO to prepare 500mg/ml stock solution.
- The stock was diluted to achieve final test concentrations (0.01 – 75 µg/ml).
- COX-2 enzyme was incubated with different concentrations of Pain Cream and inhibition of enzymatic activity was determined.
- % Inhibition of COX-2 activity and IC50 value was determined.





Arachidonic Acid
Traditional NSAIDs
COX-1
COX-2
COX-2 Selective NSAIDs
Inflammatory Stimuli
•Trauma
•IL - 6
•IL - 1
•IL - 8
Anti-Inflammatory Stimuli
•IL - 10
PGI2
TXA2
PGE2
BMP Super Family
Gastric Protection
Platelet Function
Pain
Bone Formation
Fever

Efficacy tests in vitro..2

COX-2 inhibition in vitro


Pain Cream
% Inhibitio n of COX-2 activity (wrt Control)
100
90
80
70
60
50
40
30
20
10
0
4.8
20.5
47.1
58.5
87.8
90.8
0.01
0.05
0.1
1.5
15
75
Pain Cream (µg/ml)

Pain Cream demonstrated analgesic effect by in vitro inhibition of COX-2 enzymatic activity (IC50 – 0.4367 µg/ml)

Efficacy tests in vitro..3

DABUR RESEARCH FOUNDATION

COX-2 inhibition in vitro



Pain Roll-on
% Inhibitio n of COX-2 activity (wrt Control)
100
90
80
70
60
50
40
30
20
10
0
13.5
37.4
54.0
71.0
84.4
92.0
0.01
0.05
0.1
1.5
15
75
Pain Roll-On (µg/ml)

Pain Roll-On demonstrated analgesic effect by in vitro inhibition of COX-2 enzymatic activity (IC50 – 0.1639 µg/ml)

DABUR RESEARCH FOUNDATION

Efficacy of “Pain cream & Roll On” for Analgesic activity using Rat Tail flick Method..1

Principle:

The tail flick test is a thermal hyperalgesia test in which the tail of the animal is subjected to a heat source. Once the animal feels uncomfortable, removes the tail spontaneously (“tail flick”).

- Instrument: Tail flick analgesia meter was used for this test
- The rat withdraws its tail in response to the applied heat. The reaction time of the phenomena is known as tail flick latency.
- Animals tail marking was done and restrained; tail flick latency was recorded prior to application.
- 200mg of test formulations were applied topically at the tail of each rat.
- The tail flick latency was recorded at 30, 60, 120 and 240 minutes after test formulation application.
- A prolonged reaction time is considered as an analgesic activity. 40sec were considered maximum cut off time to avoid damage to tail.
- % Analgesic activity calculated was calculated at each time point by following formula

$$\text{Tail Flick Response Time (X)} = \frac{\text{Tail Flick Response Time (X) - Tail Flick Response (0 min)}}{\text{Tail Flick Response (0 min)}} \times 100$$

Efficacy of "Pain cream & Roll On" for Analgesic activity using Rat Tail flick Method..2

DABUR RESEARCH FOUNDATION

GROUPS	Tail Flick Reaction Time in Seconds				
	0 min	30 min	60 min	120 min	240 min
Placebo, 200mg	**15.3**	**15.7**	**15.6**	**15.4**	**15.2**
	0.56	*0.34*	*0.49*	*0.45*	*0.66*
Roll On , 200mg	**15.0**	**29.3**	**27.3**	**23.5**	**19.0**
	0.62	*3.03*	*2.37*	*2.19*	*1.25*
Pain Cream, 200mg	**15.9**	**29.0**	**28.6**	**20.9**	**17.2**
	1.54	*2.33*	*2.95*	*0.96*	*0.39*



Reaction Time in Sec. (Rat Tail Flick Model)
40
30
20
10
0
**
*
**
*
**
**
15.0
29.3
27.3
23.5
19.0
15.9
29.0
28.6
20.9
17.2
Roll On , 200mg
Pain Cream, 200mg
0 min
30 min
60 min
120 min
240 min

Efficacy of “Pain cream & Roll On” for Analgesic activity using Rat Tail flick Method..3


% Analgesic Activity (Rat Tail Flick Model)
100
75
50
25
0
**
94.6
*
81.6
**
56.2
*
26.6
**
82.1
**
79.9
31.6
8.2
Roll On , 200mg
Pain Cream, 200mg
30 min
60 min
120 min
240 min

- Topical application with “Roll on” cream demonstrated significant (p<0.01, p<0.05) anti-nociceptive activity at 30, 60, 120 and 240 min. (94.6, 81.6, 56.2, and 26.6% activity, respectively).
- Under similar conditions, topical application with “Pain cream” demonstrated significant anti-nociceptive activity (p<0.01, 82.1 & 79.9% activity, respectively).
- Treatment with “Roll on” expressively increased maximum latency to radiant heat stimulation 30 minutes after administration and the anti-nociceptive effect was maintained during the entire period of evaluation.

Permeability tests in vitro..1

- **Rationale**
- Evaluation of permeation for transdermal or topical formulations, for which the drug is released through the skin, is critical to establish bioavailability and thereby make an approximation of the effectiveness. Additionally, it is important to test performance of product at pre-formulation stage to avoid additional performance tests once the product is market-ready. The permeation studies using Franz cell type and Strat-M membranes represent a reproducible methodology, which is easy to implement for pre-formulation stage or performance evaluation of semi-solid products for topical or transdermal administration.
- **Study design**
- The synthetic Strat M membranes was used to evaluate transdermal permeation.
- These Strat M membranes showed close correlation with human skin and were used as substitute for human skin in in-vitro diffusion studies.
- Strat M membrane was mounted on Franz Diffusion cell to evaluate transdermal absorption.
- Samples at different time points was withdrawn from the receptor cell and analysed using LCMS for determination of content of analyte.


Franz Difussion Cell
Drug semisolid matrix
Dosage compartment
Sampling area
Membrane
Thermal jacket
Cell receptor mix
Permeated Drug
Drug in matrix
Excipients in matrix



Permeability tests in vitro..2

Results



Pain cream 62 (Innovator)
Cumulative amount (µg/ml)
250.00
200.00
150.00
100.00
50.00
0.00
0
2
4
6
8
Time (Hrs)

Product Name	Flux Rate (µg/cm²*h)
Pain cream	23.91

- CBD cumulative permeation profile from TDDS is shown in figure (permeated amount plotted against time)
- Total CBD amount (µg ± SD) permeated over 8 hrs through membrane is 196.4 ± 10.51
- The flux value (penetration rate) for CBD was found to be 23.91 µg/cm²/h
- Release was found linear between 3 to 7 hrs with r^2= 0.91

Permeability tests in vitro..3

- **Interpretation**
- In-vitro permeation experiments reveals that, higher concentrations of CBD (240 ng/ml) was achieved in receptor solution (which is indicative of systemic circulation) at very initial time interval (1 hr) as compared to the comparator products.
- After application of pain products on membranes, CBD concentration increases in receptor solution with time in the tested duration of 8 hrs, maintaining therapeutic drug level for longer duration, providing long lasting more effective pain relief.
- The pain cream was able to deliver CBD into receiver chamber at penetration rate i.e. 23.91 ug/(cm^2*h), indicative of very good transdermal delivery system.

Penetration ex vivo – Rat skin

Confocal Imaging: Confocal microscopy is a powerful tool for generating high-resolution images and 3-D reconstructions of a specimen. This technique is used to investigate topical formulations for both penetration & penetration depth in vitro and in vivo.

Procedure: To corroborate the drug delivery from CBD formulation into distinguished layer of skin rhodamine B, a fluorescent dye was used to predict the distribution of drug using this technique.



A. Placebo (rat), Depth: 20µm

B. Pain cream 6+2 (rat), Depth: 185µm

Result:
Confocal microscopy of rat skin with z-stack (penetration depth profile) image at scanning rate of 5µm across skin layer showing distribution of rhodamine fluorescence particle from rhodamine solution up to depth of **20µm(A), 185µm(B).**

DABUR RESEARCH FOUNDATION

Penetration ex vivo – Guinea pig skin



A. Pain cream 6+2 (guinea pig) Depth 330μm



B. Charlotte's web (guinea pig) Depth 150μm



C. CBD Medic (guinea pig) Depth 135μm



D. Myaderm (guinea pig) Depth 60μm

Result: Confocal microscopy of guinea pig skin with z-stack (penetration depth profile) image at scanning rate of 15μm across skin layer showing distribution of rhodamine fluorescence particle from rhodamine solution up to depth of **330μm(A), 150μm(B), 135μm(C), 60μm(D)**

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Formulation characterization

Formulation Characterization

PHYSICOCHEMICAL PROPERTY:

- Description: Light brown colour soft mass.
- Solubility: Soluble in water
- pH :-4.75
- Foreign Matter Passes the test.
- Total Ash: 0.37 % w/w
- Viscosity at 25°C: 48333 cps

MICROBIAL COUNT:

- Total Bacterial count, cfu/g.: Less than 10
- Total fungal count,cfu/g: Less than 10
- *Pseudomonas aeruginosa*/g: Absent
- *E.coli*/ g: Absent
- *Salmonella*/10g: Absent
- *S.aureus*/g: Absent

HEAVY METAL

Lead: Below quantification limit
Cadmium: Below quantification limit
Mercury: Below quantification limit
Arsenic: 0.681 ppm

MYCOTOXINS

- Aflatoxin B1- Below Quantification Limit
- Residual solvent (by GC): Ethanol Not detected
- Pesticides: Free of pesticides

HPLC Method for CBD content

- **Flow rate** - 1 ml/min
- **Mobile phase** - Channel A - (0.1% formic acid in ACN),Channel B – (0.1% Formic acid In Water)
- **Injection volume** - 25 µl
- **Column temperature** - 50 °C
- **Detector wavelength** - 230 nm
- **Run time** - 18 min
- **Column** - Inertisil ODS 3 C-18 4.6 × 250 mm (5 µm)
- **Pressure Range** - Maximum 400.00 bar
- **CBD Standard Preparation-**

  Take 1.13 mg of CBD standard and dissolve it in 1.13 ml of Diluent to make concentration 1MG/ML . Diluent is Mobile phase A: B (80:20)
- **Sample Preparation (all capsules)**

  Take 1 capsule of each and dissolve it in 10 ml of Diluent. Diluent is Mobile phase A: B (80:20). Then Sonicate, followed by Vortexing and centrifuge it and Syringe filter it (0.22µm).

DABUR RESEARCH FOUNDATION

HPLC analysis for CBD content for Pain cream

Chromatogram Of CBD Standard

Signal:	DAD1A,Sig=230,4 Ref=	
Name	RT [min]	Area
	14.82	4544.21
	Sum	4544.2066


DAD1A,Sig=230,4 Ref=off
mAU
400
350
300
250
200
150
100
50
0
-50
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18
Time [min]

Chromatogram Of <u>PAIN 6+2</u>

Signal:	DAD1A,Sig=230,4 Ref=	
Name	RT [min]	Area
	14.81	5067.49
	Sum	5067.4925


DAD1A,Sig=230,4 Ref=off
mAU
450
400
350
300
250
200
150
100
50
0
-50
-100
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18
Time [min]

ASSAY : 5.01 % w/v (claim: 5.0 % w/v)

Texture Analysis


Force (g)
Time (sec)

Pain Cream Sample


Force (g)
Time (sec)

Pain Cream Reference sample


Force (g)
Time (sec)

Pain Cream comparison sample vs Reference sample

Results:

Test ID	Firmness	Stickiness	Work of shear	Index of viscosity
	g	g	g.sec	g.sec
	Peak Positive Force (Cycle: 1)	Peak Negative Force (Cycle: 1)	Area F-T 1:2	Area F-T 3:4
Pain cream reference	915.239	-875.348	1748.217	-311.74
pain cream Dabur	161.814	-173.299	174.411	-34.329

Stability - Ongoing

Stability of Pain Cream												
Batch No.			DRF-FD/PCH-CBD/001-19			Stability Date				17-Dec-19		
Mfg Date			11-Dec-19									
S.No.	Characterization	Initial	Accelerated condition 40ºC/75%			Intermediate condition 30ºC/65%			Real Time condition 25ºC/60%			
			1M	3M	6M	3M	6M	9M	3M	6M	9M	12M
1	Description	Light brown colour soft mass	17-Jan-20	17-Mar-20	17-Jun-20	17-Mar-20	17-Jun-20	17-Sep-20	17-Mar-20	17-Jun-20	17-Sep-20	17-Dec-20
2	Assay content	5.01% w/v	4.99% w/v									

Safety assessment

DABUR RESEARCH FOUNDATION

Safety tests in vitro – skin irritation using human reconstructed skin

Rationale

- Assessment of viability in 3-D reconstructed skin is used to determine the skin irritation potential in vitro (OECD439).

Study design

- Test Item was applied to EpiDerm tissues and incubated for 1 h.
- After washing, tissues were allowed to recover for 24 h.
- Viability of tissue was determined by MTT assay.


3-D Tissue Construct Models
Cell Culture Insert
Normal Human Keratinocytes Stratified, Differentiated Morphology with Barrier Function.
Media
Microporous Membrane
Culture Media is fed through microporous membrane.

Safety tests in vitro – skin irritation using 3-D skin – Pain Cream


Pain Cream
Tissue viability (wrt NC)
110
100
90
80
70
60
50
40
30
20
10
0
100
7.8
48.5
NC (Untreated)
PC (SDS)
Pain Cream

Pain Cream demonstrated 48.5% tissue viability in 3-D reconstructed skin, indicating mild irritating potential.

DABUR RESEARCH FOUNDATION

Safety tests in vitro – skin irritation using 3-D skin – Pain Roll-On


Pain Roll-On
Tissue viability (wrt NC)
110
100
90
80
70
60
50
40
30
20
10
0
100
7.8
48
NC (Untreated)
PC (SDS)
Pain Roll-On

Pain Roll-On demonstrated 48% tissue viability in 3-D reconstructed skin, indicating mild irritating potential.

Safety tests in vitro – ocular irritation-HET–CAM

Rationale

- Assessment of ocular irritant potential Pain Cream 62 performed using HET-CAM (Hen's Egg Test - Chorioallantoic Membrane) assay in accordance with INVITTOX n°96.

Study design

- Test Item was applied for 3 min followed by washing followed by 30 sec observation.
- Subjective evaluation of CAM reactions was performed with respect to the reference item. Each CAM were assigned a numerical score between 0 to 3.
- 30 sec exposure of Test Item was performed treatment as the 3 min score was found to be more than 12.


CAM



Safety tests in vitro – ocular irritation-HET–CAM - Pain Cream


CAMs reaction 0.1% SDS
CAMs reaction 0.5 % SDS
CAMs reaction 1 % SDS
Score:1
Score:2
Score:3
CAMs reaction Pain Cream 62
3 min exposure
(Collective Score 16)
30 sec exposure
(Collective Score 14)
Scoring:2
Scoring: 3
Scoring: 2
Scoring:3

CAMs treated with the Pain Cream 62 for 30 sec demonstrated mild to strong hemorrhage and lysis of blood vessels with collective score of 14, hence can be classified as irritant to eyes.

Safety tests in vitro – Ocular irritation-HET-CAM - Pain Roll On


CAMs reaction 0.1% SDS
Score:1
CAMs reaction 0.5 % SDS
Score:2
CAMs reaction 1 % SDS
Score:3
CAMs reaction Pain Roll On 62
3 min exposure
(Collective Score 14)
Scoring:2
Scoring: 3
30 sec exposure
(Collective Score 13)
Scoring: 2
Scoring:3

CAMs treated with the Pain Roll On 62 for 30 sec demonstrated mild to strong hemorrhage and lysis of blood vessels with collective score of 13, hence can be classified as irritant to eyes.

DABUR RESEARCH FOUNDATION

Comparators

Test product	CBD content	In vitro COX inhibition IC50 (ug/ml)	In vivo efficacy (% Analgesic activity)	Permeation in vitro Flux (µg/(cm^{2*}hr)	Skin penetration ex vivo (guinea pig skin)
Pain Cream	5.01% w/v	0.4367	82.1 %	23.91	330 um
Pain Roll-On	4.71% w/v	0.1639	94.6 %		
Myaderm	2.40% w/v	9.9	80.6	1.81	60 um
TI vs comparator	Higher CBD content	Better activity	Similar Activity	Better penetration rate	5X penetration
Charlotte's web	0.32% w/v	0.1062	88.3 %	0.014	150 um
TI vs comparator	Higher CBD content	Similar activity	Similar Activity	Better penetration rate	2X penetration
CBD Medic	0.55% w/v	8.878	Under investigation	10.55	135 um
TI vs comparator	Higher CBD content	Better activity	----	Better penetration rate	2X penetration

DABUR RESEARCH FOUNDATION

Product Claims and attributes

CBD Content	CBD enriched formulation, also contains other cannabinoids, hence good entourage effect
Permeability	Good flux rate indicating permeation of higher CBD content across skin
Efficacy in vitro	Good analgesic effect by inhibition of COX-2 activity
Efficacy in vivo	Good analgesic effect by pain reduction in vivo
Skin penetration	Good extent of skin penetration
Skin safety in vitro	Mild irritant to skin
Ocular safety in vitro	Irritant to eyes



Skin health



Day Cream

CBD TECHNOLOGY FOR ANTIAGING DAY CREAM

INGREDIENTS
Cholesterol
Precirol ATO
Span 60
CBD concentrate
CBD Isolate
PEG 400
PG
Transcutol P
Tween 80
Water

METHODOLOGY

Lipid Phase:

- Appropriate amount of Cholesterol, Precirol, and Span 60 were taken and heated until the content gets melted.

Drug Phase

- CBD concentrate and isolate were dissolved in propylene glycol, polyethylene glycol 400 by using ultrasonic bath sonicator and was slightly heated.
- CBD solution was added to the lipid phase with constant mixing.

Surfactant Phase:

- Desired quantity of the Tween 80, Transcutol P were mixed in exact amount of water.

Mixing of Lipid and Surfactant Phase:

- Both the lipid phase and the surfactant phase were heated to 60°C.
- Once the temperature of both the phases were approximately the same, CBD lipid phase was added to the surfactant phase and homogenized at 15,000 rpm for 15minutes.

Rational selection of ingredients for Day Cream

DABUR RESEARCH FOUNDATION

Common names	Scientific names	USES
CBD Technology	-	has good anti-inflammatory property
Titanium Dioxide	-	Acts as a mineral UV filter
Ginseng water extract	Panax ginseng	Stimulates skin metabolism by removing free radical from skin
Dandelion water extract	Taraxacum officinale	Increases skin firmness and hydration
Grapeseed water extract	Vitis vinifera	Maintains skin's elasticity and reduces age spots
Bilberry water extract	Vaccinium myrtillus	promote cell rejuvenation and regeneration and provide moisture and hydration to the skin
Licorice water extract	Glycyrrhiza glabra	Powerful soothing agent reduces irritation and alleviates itchy and rough skin
Curcumin water extract	Curcuma longa	improvement of dark spots on the skin due to sun damage. It also possesses antioxidant and anti-inflammatory properties
Cranberry water extract	Vaccinium oxycoccos	slows down the skin's depletion of collagen and elastin
Witch Hazel water extract	Hamamelis virginiana	Refines pores and fights free radicals by brightening the appearance of skin
Ameliox	Silybum Marianum	Firms, tightens and hydrates the skin
Soy cell	Glycine Soja	causes increased proliferation of dermal fibroblasts and improved synthesis of type I procollagen which improves skin protection from UV-induced photoaging and free radical damage and reduces the depth of wrinkles.
Fission instant lift	Acacia Senegal	Instantly improves skin firmness, while effectively reducing the appearance of fine lines and wrinkles
Hempseed oil	Cannabis sativa	Improves elasticity and moisture to the skin by lubricating beneath the skin
Coconut oil	Cocos nucifera	Hydrates the skin and boosts the collagen production
Geranium oil	Pelargonium graveolens	As an astringent, it helps contraction and tightening the skin
Argan oil	Argania spinosa	helps to increase skin's elasticity and tighten the pores.
Sandal wood compound	Santalum album	Has anti inflammatory, moisturizing, filler and astringent effects
Lavender oil	Lavandula angustifolia	Possesses antioxidant properties thus reduces wrinkles skin dullness and ruddy skin tone
SunCat	-	organic UV filters to provide SPF

MANUFACTURING PROCEDURE OF DAY CREAM

Phase A:

Step 1: All the water phase ingredients were accurately weighed and dissolved in half the amount of distilled water and slightly heated for completely dissolution.

Step 2: To this mixture gelling agent was added with continuous stirring and dissolved completely, followed by the addition of Homogenized CBD Nanoparticles.

Step 3: Titanium dioxide was added to the other half of the distilled water and was homogenized at 10000rpm for 10minutes. This was then added to the above blend with continuous stirring.

Phase B:

Step 4: All the oils were accurately measured and mixed.

Emulsification:

Step 5: Both the phases were heated separately to about 60-70ºC.

Step 6: Once the temperature was approximately the same, Phase B was slowly added to phase A.

Step 7: Required amount of emulsifying agent was added and homogenized for proper emulsification.

Efficacy tests in vitro

Rationale

- Fibroblasts are key cells that contribute to a healthy skin. Their turnover, secretion of ECM (collagen, elastin, HA) maintains the skin health.

Study design

- Test Item was dissolved in DMSO to prepare stock solution.
- The stock was diluted to achieve final test concentrations (0.00001% - 0.1% v/v).
- Human fibroblasts (HFF-1) were treated with the test formulation at various concentrations for 48 h.
- Resultant increase in proliferation was determined by BrdU assay.
- Increase in collagen was determined by Sirius red dye.




YOUNGER SKIN
AGING SKIN
Cuticle
Epidermis
Dermis
Hypodermis
Elastin
Collagen
Fat cells
Muscles

Efficacy tests in vitro


Fibroblasts proliferation
% Increase in fibroblasts proliferation (wrt Untreated)
60
50
40
30
20
10
0
52.8
46.6
25.8
20.8
0.00001
0.001
0.01
0.1
Anti-aging Day Cream (µg/ml)
Collagen
% Increase in Collagen synthesis (wrt Untreated)
80
70
60
50
40
30
20
10
0
68.8
42.0
58.1
0.00001
0.001
0.01
Anti-aging Day Cream (µg/ml)

Anti-aging Day cream demonstrated an increase in fibroblasts proliferation (52.9%) and collagen synthesis (68.8%), that suggests its anti-aging and skin health promoting potential.

Formulation Characterization

PHYSICOCHEMICAL PROPERTY:

- Description: Off white colour soft mass.
- Solubility: Soluble in water
- pH :- 5.62
- Foreign Matter Passes the test.
- Total Ash: 0.25 % w/w
- Viscosity at 25°C: 56987 cps

MICROBIAL CONTAMINATION:

- Total Bacterial count, cfu/g.: Less than 10
- Total fungal count,cfu/g: Less than 10
- *Pseudomonas aeruginosa*/g: Absent
- *E.coli*/ g: Absent
- *Salmonella*/10g: Absent
- *S.aureus*/g: Absent

HEAVY METAL

Lead: Below quantification limit
Cadmium: Below quantification limit
Mercury: Below quantification limit
Arsenic: Below quantification limit

MYCOTOXINS

- Aflatoxin B1- Below Quantification Limit
- Residual solvent (by GC): Ethanol Not detected
- Pesticides: Free of pesticides

Stability to be started

HPLC analysis for CBD content for Day cream

Chromatogram Of CBD Standard

Signal:	DAD1A,Sig=230,4 Ref=(	
Name	RT [min]	Area
	14,86	5089,23
	Sum	5089,2323


DAD1A,Sig=230,4 Ref=off
mAU
450
400
350
300
250
200
150
100
50
0
-50
-100
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18
Time [min]

Chromatogram Of Day cream

Signal:	DAD1A,Sig=230,4 Ref=(	
Name	RT [min]	Area
	14,87	2436,72
	Sum	2436,7240


DAD1A,Sig=230,4 Ref=off
mAU
250
200
150
100
50
0
-50
-100
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18
Time [min]

Assay: 2.20 % w/v (Claim: 2.20 % w/v)

Safety tests in vitro – skin irritation using 3-D skin

Rationale

- Assessment of viability in 3-D reconstructed skin is used to determine the skin irritation potential in vitro (OECD439).

Study design

- Test Item was applied to EpiDerm tissues and incubated for 1 h.
- After washing, tissues were allowed to recover for 24 h.
- Viability of tissue was determined by MTT assay.


3-D Tissue Construct Models
Cell Culture Insert
Normal Human Keratinocytes Stratified, Differentiated Morphology with Barrier Function.
Microporous Membrane
Media
Culture Media is fed through microporous membrane.

Safety tests in vitro – skin irritation using 3-D skin

DABUR RESEARCH FOUNDATION

Rationale

- Assessment of viability in 3-D reconstructed skin is used to determine the skin irritation potential in vitro (OECD439).

Study design

- Anti-aging Day Cream was applied to EpiDerm tissues and incubated for 1 h.
- After washing, tissues were allowed to recover for 24 h.
- Viability of tissue was determined by MTT assay.



Anti-aging Day Cream
Tissue viability (wrt NC)
110
100
90
80
70
60
50
40
30
20
10
0
100
7.8
92.5
NC (Untreated)
PC (SDS)
Antiaging Day cream

Anti-aging Day Cream demonstrated 92.5% tissue viability in 3-D reconstructed skin, indicating non-irritating potential.

Safety tests in vitro – ocular irritation-HET–CAM

Rationale

- Assessment of ocular irritant potential Pain Cream 62 performed using HET-CAM (Hen's Egg Test - Chorioallantoic Membrane) assay in accordance with INVITTOX n°96.

Study design

- Test Item was applied for 3 min followed by washing followed by 30 sec observation.
- Subjective evaluation of CAM reactions was performed with respect to the reference item. Each CAM were assigned a numerical score between 0 to 3.


CAM



Safety tests in vitro – Ocular irritation-HET–CAM


CAMs reaction 0.1% SDS
CAMs reaction 0.5 % SDS
CAMs reaction 1 % SDS
Score:1
Score:2
Score:3
CAMs reaction Antiaging Day Cream
3 min exposure
(Collective score 9)
Scoring: 1
Scoring:2

CAMs treated with the Anti-aging Day Cream for 3 min demonstrated weak to mild hemorrhage and lysis of blood vessels with collective score of 9, hence can be classified as non/slightly irritant to eyes.

Comparators

Comparator	Test Item	CBD content	In vitro fibroblasts proliferation	In vitro Collagen synthesis
	Anti-aging Day Cream	2.20% w/v	+ 52.8%	+ 68.8%
Lord Jones			+ 43.9%	+ 61.9%
TI vs comparator			Better activity	Similar activity

Product Claims and attributes

DABUR RESEARCH FOUNDATION

CBD Content	CBD enriched formulation, also contains other cannabinoids, hence good entourage effect was observed.
Efficacy in vitro	Skin health promoting and rejuvenating effect by increase in fibroblasts proliferation and collagen synthesis
Skin safety in vitro	Non-irritant to skin
Ocular safety in vitro	Mild-irritant to eyes



Night Cream

CBD TECHNOLOGY FOR NIGHT CREAM

INGREDIENTS
Cholesterol
Precirol ATO
Span 60
CBD concentrate
CBD Isolate
PEG 400
PG
Transcutol P
Tween 80
Water

METHODOLOGY

Lipid Phase:

- Appropriate amount of Cholesterol, Precirol, and Span 60 were taken and heated until the content gets melted.

Drug Phase

- CBD concentrate and isolate were dissolved in propylene glycol, polyethylene glycol 400 by using ultrasonic bath sonicator and was slightly heated.
- CBD solution was added to the lipid phase with constant mixing.

Surfactant Phase:

- Desired quantity of the Tween 80, Transcutol P were mixed in exact amount of water.

Mixing of Lipid and Surfactant Phase:

- Both the lipid phase and the surfactant phase were heated to 60°C.
- Once the temperature of both the phases were approximately the same, CBD lipid phase was added to the surfactant phase and homogenized at 15,000 rpm for 15minutes.

Rational selection of ingredients for Night cream

Common Names	Scientific names	USES
CBD Technology	-	has good anti-inflammatory property
Elage	Ellagic Acid	Lightening and whitening agent
Ginseng water extract	P. ginseng)	Stimulates skin metabolism by removing free radical from the skin
Acacia berry water extract	Euterpe oleracea	firms and nourishes the skin
Guggul water extract	Commiphora wightii	Strengthens skin cells by boosting collagen production
Curcumin water extract	Curcuma longa	improvement of dark spots on the skin due to sun damage. It also possesses antioxidant and anti-inflammatory properties
Grapeseed water extract	Vitis vinifera	Maintains skin's elasticity and reduces age spots
Manjishtha water extract	Rubia cordifolia,	Evens the skin tone
Pomegranate water extract	Punica granatum	moisturize, hydrates and soothes ultra-dry and damaged skin
Green tea water extract	Punica granatum	acts as an astringent and tones the skin.
Witch Hazel water extract	Hamamelis virginiana	Refines pores and fights free radicals by brightening the appearance of skin
Ameliox	Silybum marianum	Firms, tightens and hydrates the skin
Soy cell	Glycine max	causes increased proliferation of dermal fibroblasts and improved synthesis of type I procollagen which improves skin protection from UV-induced photoaging and free radical damage and reduces the depth of wrinkles.
Fission instant lift	Acacia Senegal	Instantly improves skin firmness, while effectively reducing the appearance of fine lines and wrinkles
Fission hydrate pro	Sodium Hyaluronate	delivers intense moisturization and helps boost overall skin health
Cytobiol lumin eye	Fraxinus Excelsior	It improves the eye contour by boosting microcirculation which effectively reduces under-eye bags and puffiness
Colloid gold nano particles	-	It penetrates deeper into the skin and acts as a carrier for other active ingredients to improve the efficacy of the skincare products.
Ylang-Ylang oil	Cananga odorata	Antiseptic and stimulates the natural glow
Seabuckthorn oil	Hippophae rhamnoides	Nourishes, heals and repairs the skin
Gatuline intense	Spilanthes Acmella	reorganizes the dermis structure for firming and tightening effect

MANUFACTURING PROCEDURE OF NIGHT CREAM

Phase A:

Step 1: All the water phase ingredients and actives were accurately weighed and dissolved in distilled water and slightly heated for completely dissolution.

Step 2: To this mixture gelling agent was added with continuous stirring and dissolved completely, followed by the addition of Homogenized CBD Nanoparticles.

Phase B:

Step 3: All the oils phase ingredients were accurately measured and mixed.

Emulsification:

Step 4: Both the phases were heated separately to about 60-70ºC.

Step 5: Once the temperature was approximately the same, Phase B was slowly added to phase A.

Step 6: Required amount of emulsifying agent was added and homogenized for proper emulsification.

Efficacy tests in vitro

Rationale

- Fibroblasts are key cells that contribute to a healthy skin. Their turnover, secretion of ECM (collagen, elastin, HA) maintains the skin health.

Study design

- Test Item was dissolved in DMSO to prepare stock solution.
- The stock was diluted to achieve final test concentrations (0.00001% - 0.1% v/v).
- Human fibroblasts (HFF-1) were treated with the test formulation at various concentrations for 48 h.
- Resultant increase in proliferation was determined by BrdU assay.
- Increase in collagen was determined by Sirius red dye.





YOUNGER SKIN
AGING SKIN
Cuticle
Epidermis
Dermis
Hypodermis
Elastin
Collagen
Fat cells
Muscles

Efficacy tests in vitro



Fibroblasts proliferation
% Increase in fibroblasts proliferation (wrt Untreated)
60
50
40
30
20
10
0
52.6
47.2
25.2
14.5
0.00001
0.001
0.01
0.1
Anti-aging Night Cream (µg/ml)



Collagen
% Increase in Collagen synthesis (wrt Untreated)
90
80
70
60
50
40
30
20
10
0
78.7
50.5
58.9
0.00001
0.001
0.01
Anti-aging Night Cream (µg/ml)

Anti-aging Night cream demonstrated an increase in fibroblasts proliferation (52.6%) and collagen synthesis (78.7%), that suggests its anti-aging and skin health promoting potential.

Formulation Characterization

PHYSICOCHEMICAL PROPERTY:

- Description: Off white colour soft mass.
- Solubility: Soluble in water
- pH :- 4.82
- Foreign Matter Passes the test.
- Total Ash: 0.20 % w/w
- Viscosity at 25°C: 43333 cps

MICROBIAL CONTAMINATION:

- Total Bacterial count, cfu/g.: Less than 10
- Total fungal count,cfu/g: Less than 10
- *Pseudomonas aeruginosa*/g: Absent
- *E.coli*/ g: Absent
- *Salmonella*/10g: Absent
- *S.aureus*/g: Absent

HEAVY METAL

Lead: Below quantification limit
Cadmium: Below quantification limit
Mercury: Below quantification limit
Arsenic: Below quantification limit

MYCOTOXINS

- Aflatoxin B1- Below Quantification Limit
- Residual solvent (by GC): Ethanol Not detected
- Pesticides: Free of pesticides

HPLC analysis for CBD content for Night cream

Chromatogram Of CBD Standard

Signal: VWD1A,Wavel

Name	RT [min]	Area
	14.55	4697.39
	Sum	4697.39 22


VWD1A Wavelength=230 nm
mAU
Time [min]

Chromatogram Of Night cream

Signal: VWD1A,Wavel

Name	RT [min]	Area
	14.31	2291.68
	Sum	2291.67 59


VWD1A Wavelength=230 nm
mAU
Time [min]

Assay: 2.11 % w/v (Claim: 2.20 % w/v)

Texture Analysis



Force (g)
Time (sec)
NIGHT CREAM1



Force (g)
Time (sec)



Force (g)
Time (sec)
NIGHT CREAM1

Night Cream Sample

Night Cream Reference sample

Night Cream comparison sample vs Reference sample

Results:

Test ID	Firmness	Stickiness	Work of shear	Index of viscosity
	g	g	g.sec	g.sec
	Peak Positive Force (Cycle: 1)	Peak Negative Force (Cycle: 1)	Area F-T 1:2	Area F-T 3:4
Night cream reference	155.102	-137.608	213.432	-75.475
Night Cream Dabur	228.676	-289.247	198.279	-47.82

Stability - Ongoing

DABUR RESEARCH FOUNDATION

Stability of Night Cream												
Batch No.			DRF-FD/AAN5-CBD/001-19			Stability Date				18-Dec-19		
Mfg Date			18-Dec-19									
S.No.	Characterization	Initial	40ºC/75%			30ºC/65%			25ºC/60%			
			1M	3M	6M	3M	6M	9M	3M	6M	9M	12M
1	Description	Off white colour soft mass.	18-Jan-20	18-Mar-20	18-Jun-20	18-Mar-20	18-Jun-20	18-Sep-20	18-Mar-20	18-Jun-20	18-Sep-20	18-Dec-20
2	Assay Content	2.11 % w/v	1.86% w/v									

Safety tests in vitro – skin irritation using 3-D skin

Rationale

- Assessment of viability in 3-D reconstructed skin is used to determine the skin irritation potential in vitro (OECD439).

Study design

- Test Item was applied to EpiDerm tissues and incubated for 1 h.
- After washing, tissues were allowed to recover for 24 h.
- Viability of tissue was determined by MTT assay.


3-D Tissue Construct Models
Cell Culture Insert
Normal Human Keratinocytes Stratified, Differentiated Morphology with Barrier Function.
Microporous Membrane
Media
Culture Media is fed through microporous membrane.

Safety tests in vitro – skin irritation using 3-D skin


Anti-aging Night Cream
Tissue viability (wrt NC)
0
10
20
30
40
50
60
70
80
90
100
110
100
7.8
102.7
NC (Untreated)
PC (SDS)
Antiaging Night cream

Anti-aging Night Cream demonstrated 102.7% tissue viability in 3-D reconstructed skin, indicating non-irritating potential.

Safety tests in vitro – ocular irritation-HET–CAM

Rationale

- Assessment of ocular irritant potential Pain Cream 62 performed using HET-CAM (Hen's Egg Test - Chorioallantoic Membrane) assay in accordance with INVITTOX n°96.

Study design

- Test Item was applied for 3 min followed by washing followed by 30 sec observation.
- Subjective evaluation of CAM reactions was performed with respect to the reference item. Each CAM were assigned a numerical score between 0 to 3.


CAM



Safety tests in vitro – Ocular irritation-HET–CAM

CAMs reaction 0.1% SDS



Score:1

CAMs reaction 0.5 % SDS



Score:2

CAMs reaction 1 % SDS



Score:3

CAMs reaction Antiaging Night Cream

3 min exposure
(Collective score 7)



Scoring: 1



Scoring:2

CAMs treated with the Anti-aging Night Cream for 3 min demonstrated weak to mild hemorrhage and lysis of blood vessels with collective score of 7, hence can be classified as Non/slightly irritant to eyes.

Comparators

Comparator	Test Item	CBD content	In vitro fibroblasts proliferation	In vitro Collagen synthesis
	Anti-aging Night Cream	2.11% w/v	+ 52.6%	+ 78.7%
Lord Jones			+ 43.9%	+ 61.9%
TI vs comparator			Better activity	Better activity

Product Claims and attributes

CBD Content	CBD enriched formulation, also contains other cannabinoids, hence good entourage effect was observed.
Efficacy in vitro	Skin health promoting and rejuvenating effect by increase in fibroblasts proliferation and collagen synthesis
Skin safety in vitro	Non-irritant to skin
Ocular safety in vitro	Mild-irritant to eyes



Serum

DABUR RESEARCH FOUNDATION

Rational selection of ingredients for Serum

Common names	Scientific names	USES
Hyaluronic acid	-	Skin firming agent
CBD isolate	-	has good anti-inflammatory property
CBD concentrate	-	has good anti-inflammatory property
Minasolve CapEasy	Pentylene Glycol	reduces sebum production by inhibiting the enzyme 5α-reductase
Ginseng water extract	Panax ginseng	Stimulates skin metabolism by removing free radical from skin
Dandelion water extract	Taraxacum officinale	Increases skin firmness and hydration
Licorice water extract	Glycyrrhiza glabra	Powerful soothing agent, reduces irritation and alleviates itchy and rough skin
Curcumin water extract	Curcuma longa	improvement of dark spots on the skin due to sun damage. It also possesses antioxidant and anti-inflammatory properties
Grapeseed water extract	Vitis vinifera	Maintains skin's elasticity and reduces age spots
Cranberry water extract	Vaccinium oxycoccos	slows down the skin's depletion of collagen and elastin
Bilberry water extract	Vaccinium myrtillus	promote cell rejuvenation and regeneration and provide moisture and hydration to the skin
Witch Hazel water extract	Hamamelis virginiana	Refines pores and fights free radicals by brightening the appearance of skin
Ameliox	Silybum Marianum	Firms, tightens and hydrates the skin
Soy cell	Glycine Max	causes increased proliferation of dermal fibroblasts and improved synthesis of type I procollagen which improves skin protection from UV-induced photoaging and free radical damage and reduces the depth of wrinkles.
Fission instant lift	Acacia Senegal	Instantly improves skin firmness, while effectively reducing the appearance of fine lines and wrinkles
Epigenomyl	Palmaria. Palmata Extract	revitalizes the epigenome which is weakened by external aggressors and age
Ecosqualene	Squalene	Keeps the skin smooth and hydrated
Fission penta fruit	Vaccinium Myrtillus, Saccharum Officinarum	promotes healthier and younger looking skin
Phytovie defense	Brassica Campestris	protection from damage caused by aging pollutants and environmental aggressors
Natural Pep-Pea	Pisum Sativum	reduces dark spots & hyperpigmentation, lighten overall skin tone for a more uniform complexion, and smooth texture for healthier, flawless looking skin
Gatuline age defense	Juglans Regia	provides protection from harsh external factors like UV & pollution

MANUFACTURING PROCEDURE OF SERUM

Phase A:

Step 1: All the water phase ingredients and actives were accurately weighed and dissolved in distilled water and slightly heated for completely dissolution.

Phase B:

Step 2: To the above mixture CBD isolate and concentrate dissolved in Propylene glycol was added and mixed properly.

Emulsification:

Step 3: Required amount of emulsifying agent was added and homogenized for proper emulsification.

Efficacy tests in vitro

Rationale

- Fibroblasts are key cells that contribute to a healthy skin. Their turnover, secretion of ECM (collagen, elastin, HA) maintains the skin health.

Study design

- Test Item was dissolved in DMSO to prepare stock solution.
- The stock was diluted to achieve final test concentrations (0.00001% - 0.1% v/v).
- Human fibroblasts (HFF-1) were treated with the test formulation at various concentrations for 48 h.
- Resultant increase in proliferation was determined by BrdU assay.
- Increase in collagen was determined by Sirius red dye.




YOUNGER SKIN
AGING SKIN
Cuticle
Epidermis
Dermis
Hypodermis
Elastin
Collagen
Fat cells
Muscles

Efficacy tests in vitro


Fibroblasts proliferation
% Increase in fibroblasts proliferation
(wrt Untreated)
100
90
80
70
60
50
40
30
20
10
0
85.9
53.6
22.7
13.9
0.00001
0.001
0.01
0.1
Anti-aging Serum
(µg/ml)


Collagen
% Increase in Collagen synthesis
(wrt Untreated)
80
70
60
50
40
30
20
10
0
35.9
36.7
71.9
0.00001
0.001
0.01
Anti-aging Serum
(µg/ml)

Anti-aging Serum demonstrated an increase in fibroblasts proliferation (85.9%) and collagen synthesis (71.9%), that suggests its anti-aging and skin health promoting potential.

Formulation Characterization

PHYSICOCHEMICAL PROPERTY:

- Description: Off white viscous liquid
- Solubility: Soluble in water
- pH :- 4.35
- Foreign Matter Passes the test.
- Total Ash: 0.60 % w/w
- Viscosity at 25°C: 6667 cps

MICROBIAL CONTAMINATION:

- Total Bacterial count, cfu/g.: Less than 10
- Total fungal count,cfu/g: Less than 10
- *Pseudomonas aeruginosa*/g: Absent
- *E.coli*/ g: Absent
- *Salmonella*/10g: Absent
- *S.aureus*/g: Absent

HEAVY METAL

Lead: Below quantification limit
Cadmium: Below quantification limit
Mercury: Below quantification limit
Arsenic: 0.317 ppm

MYCOTOXINS

- Aflatoxin B1- Below Quantification Limit
- Residual solvent (by GC): Ethanol Not detected
- Pesticides: Free of pesticides

HPLC Method for CBD content for serum cream

Chromatogram Of CBD Standard

Signal: VWD1A,Wavel

Name	RT [min]	Area
	14.55	4697.39
	Sum	4697.39 22


mAU
Time [min]

Chromatogram Of Serum cream

Signal: VWD1A,Wave

Name	RT [min]	Area
	14.54	2169.08
	Sum	2169.07 77


mAU
Time (min)

Assay: 1.98 % w/v (Claim: 2.20 % w/v)

Texture Analysis

DABUR RESEARCH FOUNDATION


Force (g)
Time (sec)

Serum Sample


Force (g)
Time (sec)

Serum Reference sample


Force (g)
Time (sec)

Serum sample vs Reference sample

Results:

Test ID	Firmness	Stickiness	Work of shear	Index of viscosity
	g	g	g.sec	g.sec
	Peak Positive Force (Cycle: 1)	Peak Negative Force (Cycle: 1)	Area F-T 1:2	Area F-T 3:4
Anti ageing serum reference	82.272	-64.193	106.277	-29.868
Anti ageing serum Dabur	215.289	-265.179	102.426	-28.5

DABUR RESEARCH FOUNDATION

Stability- Ongoing

Stability of Antiaging serum												
Batch No.			DRF-FD/AAS7-CBD/001-19			Stability Date				10-Jan-20		
Mfg Date			11-Dec-19									
S.No.	Characterization	Initial	40ºC/75%			30ºC/65%			25ºC/60%			
			1M	3M	6M	3M	6M	9M	3M	6M	9M	12M
1	Description	Off white viscous liquid	10-Feb-20	10-Apr-20	10-Jul-20	10-Apr-20	10-Jul-20	10-Oct-20	10-Apr-20	10-Jul-20	10-Oct-20	10-Jan-21
2	Assay Content	1.98 % w/v	1.89 % w/v									

Safety tests in vitro

Rationale

- Assessment of viability in 3-D reconstructed skin is used to determine the skin irritation potential in vitro (OECD439).

Study design

- Test Item was applied to EpiDerm tissues and incubated for 1 h.
- After washing, tissues were allowed to recover for 24 h.
- Viability of tissue was determined by MTT assay.


3-D Tissue Construct Models
Cell Culture Insert
Normal Human Keratinocytes Stratified, Differentiated Morphology with Barrier Function.
Microporous Membrane
Media
Culture Media is fed through microporous membrane.

Safety tests in vitro


Antiaging Serum
Tissue viability (wrt NC)
120
110
100
90
80
70
60
50
40
30
20
10
0
100
7.8
110.2
NC (Untreated)
PC (SDS)
Antiaging Serum

Anti-aging Serum demonstrated 110.2% tissue viability in 3-D reconstructed skin, indicating non-irritating potential.

Safety tests in vitro

Rationale

- Assessment of ocular irritant potential Pain Cream 62 performed using HET-CAM (Hen's Egg Test - Chorioallantoic Membrane) assay in accordance with INVITTOX n°96.

Study design

- Test Item was applied for 3 min followed by washing followed by 30 sec observation.
- Subjective evaluation of CAM reactions was performed with respect to the reference item. Each CAM were assigned a numerical score between 0 to 3.


CAM



DABUR RESEARCH FOUNDATION

Safety tests in vitro

CAMs reaction 0.1% SDS



Score:1

CAMs reaction 0.5 % SDS



Score:2

CAMs reaction 1 % SDS



Score:3

CAMs reaction Antiaging Serum

3 min exposure
(Collective Score 7)



Scoring: 1



Scoring:2

CAMs treated with the Anti-aging Serum for 3 min demonstrated weak to mild hemorrhage and lysis of blood vessels with collective score of7, hence can be classified as non/slightly irritant to eyes.

Comparators

Comparator	Test Item	CBD content	In vitro fibroblasts proliferation	In vitro Collagen synthesis
	Anti-aging Serum	1.98% w/v	+ 85.9%	+ 71.9%
Lord Jones			+ 43.9%	+ 61.9%
TI vs comparator			Better activity	Better activity

Product Claims and attributes

CBD Content	CBD enriched formulation, also contains other cannabinoids, hence good entourage effect was observed.
Efficacy in vitro	Skin health promoting and rejuvenating effect by increase in fibroblasts proliferation and collagen synthesis
Skin safety in vitro	Non-irritant to skin
Ocular safety in vitro	Mild-irritant to eyes



Hand Cream

CBD TECHNOLOGY FOR HAND CREAM

INGREDIENTS
Cholesterol
Precirol ATO
Span 60
Basil oil
CBD concentrate
CBD Isolate
PEG 400
PG
Transcutol P
Tween 80
Water

METHODOLOGY

Lipid Phase:

- Appropriate amount of Cholesterol, Precirol, and Span 60 were taken and heated until the content gets melted.
- Basil oil was added to it and mixed thoroughly.

Drug Phase

- CBD concentrate and isolate were dissolved in propylene glycol, polyethylene glycol 400 by using ultrasonic bath sonicator and was slightly heated.
- CBD solution was added to the lipid phase with constant mixing.

Surfactant Phase:

- Desired quantity of the Tween 80, Transcutol P were mixed in exact amount of water.

Mixing of Lipid and Surfactant Phase:

- Both the lipid phase and the surfactant phase were heated to 60°C.
- Once the temperature of both the phases were approximately the same, CBD lipid phase was added to the surfactant phase and homogenized at 15,000 rpm for 15minutes.

Rational selection of ingredients for Hand Cream

Common names	Scientific names	USES
CBD Technology	-	has good anti-inflammatory property
Licorice water extract	Glycyrrhiza Glabra	Powerful soothing agent, reduces irritation and alleviates itchy and rough skin
Lemon water extract	Citrus Limon	Possesses antibacterial and antifungal properties
Aloe vera water extract	Aloe Barbadensis	It helps to sooth chapped areas and it moisturizes dry skin.
Chamomile water extract	Chamomille matricaria	has anti-inflammatory, anti-fungal, antibacterial, antiseptic, and antioxidant properties,
Lavender water extract	Lavandula Angustifolia	aids in skin lightening and reduces discoloration .
Pomegranate water extract	Punica Granatum	It soothes dry, cracked, and irritated skin. It contains punicic acid, an omega 5 fatty acid that hydrates and prevents moisture loss.
Grape Seed water extract	Vitus vinifera	rich in vitamin E and healthy fats, which hydrates the skin profusely and boosts the production of collagen in it.
Passionfruit water extract	Passiflora Edulis	provides instant moisturization and delicates perfume to the skin.
Bilberry water extract	Vaccinium myrtillus	leave the hands velvety soft and supple
Gojiberry water extract	Lycium barbarum	helps to improve skin hydration, elasticity of skin and softness.
Acacia berry water extract	Euterpe oleracea	soothes and moisturizes the skin of hands
Avocado water extract	Persea americana	nourishes, moisturizes and hydrates the skin.
Blue Cypress water extract	Callitris intratropica	possesses antioxidant and anti-inflammatory properties, helps to soothe and repair-tired skin.
Fission Hydrate Pro		improves hydration, supports barrier function and quenches skin's thirst for the ultimate reflection of wellness
Milk Tein	Hydrolysed milk protein	This milk-derived protein is an excellent moisturizer and a good emollient, providing an optimum balance of nutrients and moisture in the skin.
Viamerine	Oleic Polyglycerides	moisturizing and adjunctive emulsifying agent
Turmeric oil	Curcuma Longa	reduce the appearance of blemishes or for a healthy-looking overall glow
Coconut Oil	Cocos Nucifera	Deeply moisturizes and softens.
Sweet almond oil	Prunus Amygdalus Dulcis	Soothes and comforts skin
Wheatgerm oil	Triticum Vulgare	Being a great source of vitamins - B6, Folic acid and E, it act as an anti-ageing agent for the skin.
Jojoba Oil	Simmondsia Chinensis	moisturises and prevents skin from infections.
Rosehip seed oil	Rosa Canina	evens the skin tone
Rose oil	Rosa damascena	provides mild fragrance and makes the skin feel supple
Sea buckthorn oil	Hippophae rhamnoides	helps to rejuvenate dry skin with hydration and nourishment.
Pumpkin seed Oil	Cucurbita semen	Pumpkin seed oil protects the skin from environmental stressors.
Hempseed Oil	Cannabis sativa	The vitamins and fatty acids in this oil helps to keep the skin healthy
Macadamia oil	Macadamia integrifolia	Restores and rejuvenates leaving hands soft and supple.

MANUFACTURING PROCEDURE OF HAND CREAM

Phase A:

Step 1: All the water phase ingredients and actives were accurately weighed and dissolved in distilled water and slightly heated for completely dissolution.

Step 2: To this mixture gelling agent was added with continuous stirring and dissolved completely, followed by the addition of Homogenized CBD Nanoparticles.

Phase B:

Step 3: All the oils phase ingredients were accurately measured and mixed.

Emulsification:

Step 4: Both the phases were heated separately to about 60-70ºC.

Step 5: Once the temperature was approximately the same, Phase B was slowly added to phase A.

Step 6: Required amount of emulsifying agent was added and homogenized for proper emulsification.

Efficacy tests in vitro

Rationale

- Fibroblasts are key cells that contribute to a healthy skin. Their turnover, secretion of ECM (collagen, elastin, HA) maintains the skin health and softness.

Study design

- Test Item was dissolved in DMSO to prepare stock solution.
- The stock was diluted to achieve final test concentrations (0.00001% - 0.1% v/v).
- Human fibroblasts (HFF-1) were treated with the test formulation at various concentrations for 48 h.
- Resultant increase in proliferation was determined by BrdU assay.
- Increase in collagen was determined by Sirius red dye.



Efficacy tests in vitro


Fibroblasts proliferation
% Increase in fibroblasts proliferation (wrt Untreated)
70
60
50
40
30
20
10
0
59.5
49.1
23.9
0.00001
0.001
0.01
Hand Cream (µg/ml)


Collagen
% Increase in Collagen synthesis (wrt Untreated)
80
70
60
50
40
30
20
10
0
58.9
74.9
48.2
0.00001
0.001
0.01
Hand Cream (µg/ml)

Hand Cream demonstrated an increase in fibroblasts proliferation (59.5%) and collagen synthesis (74.9%), that suggests its softening and moisturizing potential.

Efficacy tests in vitro

Rationale

- COX-2 is an enzyme responsible for inflammation and pain. Inhibition of COX-2 plays key role in analgesic action.
- CBD derivatives have been reported as selective COX-2 inhibitors.
- Hence, inhibitory effect of CBD containing Pain formulations on COX-2 activity was studied in enzyme-based assay.

Study design

- Test Item was dissolved in DMSO to prepare 500mg/ml stock solution.
- The stock was diluted to achieve final test concentrations (0.01 – 75 µg/ml).
- COX-2 enzyme was incubated with different concentrations of Pain Cream and inhibition of enzymatic activity was determined.
- % Inhibition of COX-2 activity and IC50 value was determined.




Arachidonic Acid
COX-1
COX-2
Traditional NSAIDs
COX-2 Selective NSAIDs
Inflammatory Stimuli
• Trauma
• IL - 6
• IL - 1
• IL - 8
Anti-Inflammatory Stimuli
• IL - 10
PGI2
TXA2
PGE2
BMP Super Family
Gastric Protection
Platelet Function
Pain
Bone Formation
Fever

Efficacy tests in vitro

COX-2 inhibition in vitro



Hand Cream
% Inhibitio n of COX-2 activity (wrt Control)
90
80
70
60
50
40
30
20
10
0
4.1
33.0
59.7
60.1
78.3
85.5
0.01
0.05
0.1
1.5
15
75
Hand Cream (µg/ml)

- Hand Cream demonstrated analgesic effect by in vitro inhibition of COX-2 enzymatic activity (IC50 – 0.3097 µg/ml)

Effect of “Hand Cream” on AEW induced Dry skin Model in mice

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Protocol:

- Balb/c mice, (12 weeks old) were grouped into 4 groups each containing n=5/group
  - G1: Normal control
  - G2: AEW +Dry skin (Disease)
  - G3: AEW+ Moisturex cream (Reference standard)
  - G4: AEW + Hand Cream
- Dorsal surface of the mice was shaved (hair removed), and skin was cleaned with saline.
- Dry skin development procedure: Cotton (2x2cm) soaked with mixture of acetone and diethyl ether (1:1) was applied on the shaved skin for 15sec, immediately followed by cotton soaked in distilled water for 30sec.
- ~200mg of Hand cream, Moisturex (Reference standard) were applied topically after 1 hour of AEW application.
- AEW application and Treatment were carried out daily for 14 days
- On 14th day-Dry skin scoring, skin thickness was measured, and Skin images were taken.
- Animals were euthanized and skin was collected for histopathological analysis using H&E Staining

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Effect of "Hand Cream" on AEW induced Dry skin Model in mice

Dry Skin Photographs on Day 14



Day 1
A1
A2
A3
A4
A5
Normal
Disease
Hand cream

Dry Skin scoring			
	Normal	Disease	Hand Cream
Mean	0.00	2.80	0.60
SEM	0.00	0.37	0.24
% Activity	NA	100.00	-78.57



Dry Skin Score
4
3
2
1
0
***
Normal
Disease
Hand Cream

Dry Skin Thickness			
	Normal	Disease	Hand Cream
Mean	0.87	1.49	1.16
SEM	0.06	0.09	0.04
% Activity	NA	70.12	-22.04



Skin Thickness (mm)
2.0
1.5
1.0
0.5
0.0
**
Normal
Disease
Hand Cream

Skin Scoring : Hand Cream treated group showed 78.57% reduction as compared to Dry skin group

Skin Thickness : Hand Cream showed 22.04% reduction in skin thickness compared to Dry skin group

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Efficacy of “Hand Cream” for Analgesic activity using Rat Tail flick Method

GROUPS	Reaction time in seconds				
	0 min	30 min	60 min	120 min	240 min
Placebo , 200mg	**15.28**	**15.73**	**15.60**	**15.42**	**15.23**
	0.56	*0.34*	*0.49*	*0.45*	*0.66*
Hand Cream, 200mg	**15.38**	**26.55**	**21.57**	**17.13**	**15.75**
	0.80	*1.70*	*1.24*	*1.76*	*0.94*



Reaction Time in Sec. (Rat Tail Flick Model)
40
30
20
10
0
**
15.28
15.73
15.42
15.38
26.55
17.13
15.75
Placebo , 200mg
Hand Cream, 200mg
0 min
30 min
60 min
120 min
240 min



% Analgesic Activity (Rat Tail Flick Model)
100
75
50
25
0
**
72.6
40.2
Placebo , 200mg
Hand Cream, 200mg
30 min
60 min
120 min
240 min

Topical application with “Hand Cream” demonstrated 72.6%, 40.2%, 11.4% & 2.4% anti-nociceptive activity at 30min, 60 min, 120min & 240 min respectively. (significant at 30 min $p<0.01$)

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Penetration ex vivo

Confocal microscopy of guinea pig skin with z-stack (penetration depth profile) image at scanning rate of 15µm across skin layer showing distribution of rhodamine fluorescence particle from rhodamine solution up to depth of **180µm**



Z(1/19): -135.00µm
Z(2/19): -120.00µm
Z(3/19): -105.00µm
Z(4/19): -90.00µm
Z(5/19): -75.00µm
Z(6/19): -60.00µm
Z(7/19): -45.00µm
Z(8/19): -30.00µm
Z(9/19): -15.00µm
Z(10/19): 0.00µm
Z(11/19): 15.00µm
Z(12/19): 30.00µm
Z(13/19): 45.00µm
Z(14/19): 60.00µm
Z(15/19): 75.00µm
Z(16/19): 90.00µm
Z(17/19): 105.00µm
Z(18/19): 120.00µm
Z(19/19): 135.00µm

Hand cream (guinea pig) Depth 180µm

Formulation Characterization

PHYSICOCHEMICAL PROPERTY:

- Description: Brown colour viscous soft mass
- Solubility: Soluble in water
- pH :- 6.12
- Foreign Matter Passes the test.
- Total Ash: 0.21 % w/w
- Viscosity at 25°C: 51667 cps

MICROBIAL CONTAMINATION:

- Total Bacterial count, cfu/g.: Less than 10
- Total fungal count,cfu/g: Less than 10
- *Pseudomonas aeruginosa*/g: Absent
- *E.coli/* g: Absent
- *Salmonella/*10g: Absent
- *S.aureus*/g: Absent

HEAVY METAL

Lead: Below quantification limit
Cadmium: Below quantification limit
Mercury: Below quantification limit
Arsenic: 0.378 ppm

MYCOTOXINS

- Aflatoxin B1- Below Quantification Limit
- Residual solvent (by GC): Ethanol Not detected
- Pesticides: Free of pesticides

HPLC Method for CBD content for Hand cream

Chromatogram Of CBD Standard

Signal: VWD1A,Wavel

Name	RT [min]	Area
	14.55	4697.39
	Sum	4697.39 22



VWD1A Wavelength=230 nm
mAU
Time [min]

Chromatogram Of Hand cream

Signal: VWD1A,Wavel

Name	RT [min]	Area
	14.57	4027.59
	Sum	4027.59 08



VWD1A Wavelength=230 nm
mAU
Time [min]

Assay: 3.67 % w/v (Claim: 3.5 % w/v)

Texture Analysis


Force (g)
Time (sec)

Hand Cream Sample


Force (g)
Time (sec)

Hand Cream Reference sample


Force (g)
Time (sec)

Hand Cream sample vs Reference sample

Results:

Test ID	Firmness	Stickiness	Work of shear	Index of viscosity
	g	g	g.sec	g.sec
	Peak Positive Force (Cycle: 1)	Peak Negative Force (Cycle: 1)	Area F-T 1:2	Area F-T 3:4
Hand cream reference	765.7	-747.475	995.027	-334.91
Hand Cream Dabur	302.268	-382.59	262.936	-57.306

Stability- Ongoing

Stability of Hand Cream												
Batch No.			DRF-FD/HC8-CBD/001-19			Stability Date				27-Dec-19		
Mfg Date			16-Dec-19									
S.No.	Characterization	Initial	40ºC/75%			30ºC/65%			25ºC/60%			
			1M	3M	6M	3M	6M	9M	3M	6M	9M	12M
1	Description	Brown colour viscous soft mass	27-Jan-20	27-Mar-20	27-Jun-20	27-Mar-20	27-Jun-20	27-Sep-20	27-Mar-20	27-Jun-20	27-Sep-20	27-Dec-20
2	Assay Content	3.67 % w/v	3.51 % w/v									

Safety tests in vitro – skin irritation using 3-D skin

Rationale

- Assessment of viability in 3-D reconstructed skin is used to determine the skin irritation potential in vitro (OECD439).

Study design

- Test Item was applied to EpiDerm tissues and incubated for 1 h.
- After washing, tissues were allowed to recover for 24 h.
- Viability of tissue was determined by MTT assay.



3-D Tissue Construct Models
Cell Culture Insert
Normal Human Keratinocytes Stratified, Differentiated Morphology with Barrier Function.
Media
Microporous Membrane
Culture Media is fed through microporous membrane.

Safety tests in vitro – skin irritation using 3-D skin


Hand Cream
Tissue viability (wrt NC)
120
110
100
90
80
70
60
50
40
30
20
10
0
100
7.8
105.9
NC (Untreated)
PC (SDS)
Hand Cream

Hand Cream demonstrated 105.9% tissue viability in 3-D reconstructed skin, indicating non-irritating potential.

Safety tests in vitro – ocular irritation-HET–CAM

Rationale

- Assessment of ocular irritant potential Pain Cream 62 performed using HET-CAM (Hen's Egg Test - Chorioallantoic Membrane) assay in accordance with INVITTOX n°96.

Study design

- Test Item was applied for 3 min followed by washing followed by 30 sec observation.
- Subjective evaluation of CAM reactions was performed with respect to the reference item. Each CAM were assigned a numerical score between 0 to 3.


CAM



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Safety tests in vitro – Ocular irritation-HET–CAM


CAMs reaction 0.1% SDS
Score:1
CAMs reaction 0.5 % SDS
Score:2
CAMs reaction 1 % SDS
Score:3
CAMs reaction Hand care 13
3 min exposure
(Collective score 11)
Scoring: 1
Scoring:2
Scoring: 3

CAMs treated with the Hand Care 13 for 3 min demonstrated weak to strong hemorrhage and lysis of blood vessels with collective score of 11, hence can be classified as non/slightly irritant to eyes.

Comparators

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Comparator	Test Item	CBD content	In vitro fibroblasts proliferation	In vitro Collagen synthesis	In vitro COX inhibition IC50 (ug/ml)	In vivo efficacy	Skin penetration on ex vivo
	Hand Cream	3.67% w/v	+ 59.5%	+ 74.9%	0.3097	22.0% Dry Skin Model 72.6% Analgesic Activity	
Lord Jones			+ 43.9%	+ 61.9%		---	
Remarks			Better activity	Better activity		---	

Product Claims and attributes

CBD Content	CBD enriched formulation, also contains other cannabinoids, hence good entourage effect was observed.
Efficacy in vitro	• Skin health promoting and rejuvenating effect by increase in fibroblasts proliferation and collagen synthesis • Pain relieving effect by COX-2 inhibition
Efficacy in vivo	• Reduction in skin dryness and increase in skin thickness • Analgesic effect by pain reduction
Skin penetration	Good extent of skin penetration
Skin safety in vitro	Non-irritant to skin
Ocular safety in vitro	Mild-irritant to eyes

Foot Cream

CBD TECHNOLOGY FOR FOOT CREAM

INGREDIENTS
Cholesterol
Precirol ATO
Span 60
Basil oil
Eucalyptus oil
Menthol
CBD concentrate
CBD Isolate
Phospholipid
PEG 400
PG
Transcutol P
Tween 80
Water

METHODOLOGY

Lipid Phase:

- Appropriate amount of Cholesterol, Precirol, and Span 60 were taken and heated until the content gets melted.
- Basil oil, Eucalyptus oil and menthol were added to it and mixed thoroughly.

Drug Phase

- CBD concentrate and isolate were dissolved in propylene glycol, polyethylene glycol 400 by using ultrasonic bath sonicator and was slightly heated.
- CBD solution was added to the lipid phase with constant mixing.

Surfactant Phase:

- Desired quantity of the Tween 80, Transcutol P were mixed in exact amount of water.

Mixing of Lipid and Surfactant Phase:

- Both the lipid phase and the surfactant phase were heated to 60°C.
- Once the temperature of both the phases were approximately the same, CBD lipid phase was added to the surfactant phase and homogenized at 15,000 rpm for 15minutes.

Rational selection of ingredients for Foot Cream

Common names	Scientific names	USES
CBD Technology		has good anti-inflammatory property
Peppermint water extract		produces a "chilled" sensation by activating the cold sensors in the skin. This cooling sensation have a calming effect on the body and relieves tension in sore muscles
Manjishta water extract		whitens, lightens, and prevents the skin from dryness and itchiness.
Fenugreek water extract		acts as an moisturiser
Verbena water extract		refreshes the tired skin
Green Tea water extract		antioxidant, antibacterial effects and prevents from dryness and roughness.
Grape seed water extract		moisturises the hard skin.
Quillaja Extract water extract		acts as a cleanser
Papaya Fruit water extract		exfoliates, heals and smoothens the skin.
Fission Hydrate		delivers immediate and intense long-term moisturization, soothes dry skin, and nourishes the skin to instantly improve feel, health and moisture.
Elfamoist		humectant; penetrates the skin keeping the skin hydrated and moisturized
Viamerine		moisturizing and adjunctive emulsifying agent
Turmeric Oil		Antiseptic and evens the skin tone
Sunflower Oil		rich in essential fatty acids, is easily absorbed
Coconut Oil		provides relief from dry or cracked skin, particularly on harder to treat areas
Castor Oil		reduces swelling and soothes dry skin, as well as softens callous
Camphor		softens the tough skin on your feet.
Basil Oil		has antiseptic property that helps in healing the cracked heels quickly. The oil also helps in improving the appearance of skin
Calendula Oil		nurtures the skin, helps to repair the cracked skin
Thyme Oil		anti-fungal herb refreshes and rejuvenate even the most overworked feet
Sandalwood Oil		calms the tired feet
Jasmine Oil		removes the dryness from hard skin of the feet
Wheatgerm Oil		Nourishes the skin effectively, fights lack of elasticity
Rosemary Oil		helps relieve aches and pains
Sweet Almond Oil		powerful antifungal properties and due to zinc proportion, it helps to treat those cracked or dry skin
Jojoba Oil		benefits skin cracks and splits because it's naturally anti-fungal, antibacterial and analgesic
Mango butter		Possesses anti inflammatory activity
Cocoa Butter		Heals and rejuvenates the skin and pampers the feet feeling soft and smooth
Shea Butter		Soothes and refreshes tired, dry and cracked feet
Bees wax		Forms a protective layer on the feet and helps to heel cracked feet

MANUFACTURING PROCEDURE OF FOOT CREAM

Phase A:

Step 1: All the water phase ingredients and actives were accurately weighed and dissolved in distilled water and slightly heated for completely dissolution.

Step 2: To this mixture gelling agent was added with continuous stirring and dissolved completely, followed by the addition of Homogenized CBD Nanoparticles.

Phase B:

Step 3: All the oils phase ingredients were accurately measured and mixed.

Emulsification:

Step 4: Both the phases were heated separately to about 60-70ºC.

Step 5: Once the temperature was approximately the same, Phase B was slowly added to phase A.

Step 6: Required amount of emulsifying agent was added and homogenized for proper emulsification.

Efficacy tests in vitro

Rationale

- Fibroblasts are key cells that contribute to a healthy skin. Their turnover, secretion of ECM (collagen, elastin, HA) maintains the skin health and softness.

Study design

- Test Item was dissolved in DMSO to prepare stock solution.
- The stock was diluted to achieve final test concentrations (0.00001% - 0.1% v/v).
- Human fibroblasts (HFF-1) were treated with the test formulation at various concentrations for 48 h.
- Resultant increase in proliferation was determined by BrdU assay.
- Increase in collagen was determined by Sirius red dye.



Efficacy tests in vitro



Fibroblasts proliferation
% Increase in fibroblasts proliferation (wrt Untreated)
90
80
70
60
50
40
30
20
10
0
81.7
51.6
29.9
0.00001
0.001
0.01
Foot Cream (µg/ml)



Collagen
% Increase in Collagen synthesis (wrt Untreated)
250
200
150
100
50
0
57.3
193.4
78.7
0.00001
0.001
0.01
Foot Cream (µg/ml)

Foot Cream demonstrated an increase in fibroblasts proliferation (81.7%) and collagen synthesis (193.4%), that suggests its softening and moisturizing potential.

Efficacy tests in vitro

Rationale

- COX-2 is an enzyme responsible for inflammation and pain. Inhibition of COX-2 plays key role in analgesic action.
- CBD derivatives have been reported as selective COX-2 inhibitors.
- Hence, inhibitory effect of CBD containing Pain formulations on COX-2 activity was studied in enzyme-based assay.

Study design

- Test Item was dissolved in DMSO to prepare 500mg/ml stock solution.
- The stock was diluted to achieve final test concentrations (0.01 – 75 µg/ml).
- COX-2 enzyme was incubated with different concentrations of Pain Cream and inhibition of enzymatic activity was determined.
- % Inhibition of COX-2 activity and IC50 value was determined.




Arachidonic Acid
Traditional NSAIDs
COX-2 Selective NSAIDs
COX-1
COX-2
Inflammatory Stimuli
• Trauma
• IL - 6
• IL - 1
• IL - 8
Anti-Inflammatory Stimuli
• IL - 10
PGI2
TXA2
PGE2
BMP Super Family
Gastric Protection
Platelet Function
Pain
Bone Formation
Fever

Efficacy tests in vitro

COX-2 inhibition in vitro



Foot Cream
% Inhibitio n of COX-2 activity (wrt Control)
100
90
80
70
60
50
40
30
20
10
0
9.3
33.5
40.2
47.1
74.1
88.1
0.01
0.05
0.1
1.5
15
75
Foot Cream (µg/ml)

- Foot Cream demonstrated analgesic effect by in vitro inhibition of COX-2 enzymatic activity (IC50 – 0.7603 µg/ml)

Effect of Foot Cream on heel repair using Scratch wound Model in rats

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Protocol:

Wistar male rats, (6-7 weeks old) were grouped into 3 groups each containing n=5

G1: Foot Cream Control

G2: Scratch Wound Control

G3: Krack cream (Reference)

- On Day 1, Dorsal surface of the rat was shaved, and the underlying skin was cleaned with 70% ethanol.
- Scratch Wound (2X2 cm) was created by gentle scratch using needle under anesthesia and Photographed at fixed distance.
- Animals were allowed to recover from anesthesia and housed in individual cages.
- ~200mg of Foot cream and Krack cream were topically applied once daily for 4 days.
- On Day 5, Scratch Wound was scored and photographed at fixed distance.
- On Day 5, all the animals were sacrificed, and scratched skin was dissected out and sent for Histopathological investigation.

Effect of “Foot Cream” on heel repair using Scratch wound Model in rats

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A1
A2
A3
A4
A5
Day 1
Day 5
G1, Foot Cream Control
A1
A2
A3
A4
A5
Day 1
Day 5
G2, Scratch Wound Control

Scratch Wound scoring		
	G1, Foot Cream Treated	G2, Scratch Wound control
Mean	0.80	2.40
SEM	*0.58*	*0.40*
% Activity	66.67	NA


Scratch Wound Scoring
3
2
1
0
*
G1, Foot Cream Control
G2, Scratch Wound Control

❖ Foot Cream treated group showed 66.67% healing activity when compared to control group

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Efficacy of "FOOT Cream" for Analgesic activity using Rat Tail flick Method

GROUPS	Reaction time in seconds				
	0 min	30 min	60 min	120 min	240 min
Placebo , 200mg	**15.3**	**15.7**	**15.6**	**15.4**	**15.2**
	0.56	*0.34*	*0.49*	*0.45*	*0.66*
Foot Cream, 200mg	**15.0**	**27.3**	**20.6**	**16.8**	**17.3**
	0.93	*3.14*	*1.26*	*1.70*	*0.89*



Reaction Time in Sec. (Rat Tail Flick Model)
40
30
20
10
0
*
15.3
15.7
15.0
27.3
Placebo , 200mg
Foot Cream, 200mg
0 min
30 min
60 min
120 min
240 min

Topical application with "Foot Cream" demonstrated 81.87%, 37.60%, 12.01% & 15.57% anti-nociceptive activity at 30min, 60 min, 120min & 240 min respectively. (significant at 30 min p<0.05)



% Analgesic Activity (Rat Tail Flick Model)
100
75
50
25
0
*
81.87
37.60
15.57
Placebo , 200mg
Foot Cream, 200mg
30 min
60 min
120 min
240 min

Penetration ex vivo

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Confocal microscopy of guinea pig skin with z-stack (penetration depth profile) image at scanning rate of 5µm across skin layer showing distribution of rhodamine fluorescence particle from rhodamine solution up to depth of **270µm**



Z(1/19): -135.00µm
Z(2/19): -120.00µm
Z(3/19): -105.00µm
Z(4/19): -90.00µm
Z(5/19): -75.00µm
Z(6/19): -60.00µm
Z(7/19): -45.00µm
Z(8/19): -30.00µm
Z(9/19): -15.00µm
Z(10/19): 0.00µm
Z(11/19): 15.00µm
Z(12/19): 30.00µm
Z(13/19): 45.00µm
Z(14/19): 60.00µm
Z(15/19): 75.00µm
Z(16/19): 90.00µm
Z(17/19): 105.00µm
Z(18/19): 120.00µm
Z(19/19): 135.00µm

Foot cream (guinea pig) Depth 270µm

Formulation Characterization

PHYSICOCHEMICAL PROPERTY:

- Description: Brown colour soft mass
- Solubility: Soluble in water
- pH :- 6.55
- Foreign Matter Passes the test.
- Total Ash: 0.41 % w/w
- Viscosity at 25°C: 275000 cps

MICROBIAL CONTAMINATION:

- Total Bacterial count, cfu/g.: Less than 10
- Total fungal count,cfu/g: Less than 10
- *Pseudomonas aeruginosa*/g: Absent
- *E.coli/* g: Absent
- *Salmonella*/10g: Absent
- *S.aureus*/g: Absent

HEAVY METAL

Lead: Below quantification limit
Cadmium: Below quantification limit
Mercury: Below quantification limit
Arsenic: 0.363 ppm

MYCOTOXINS

- Aflatoxin B1- Below Quantification Limit
- Residual solvent (by GC): Ethanol Not detected
- Pesticides: Free of pesticides

HPLC Method for CBD content for Foot cream

Chromatogram Of CBD Standard

Signal: VWD1A,Wavel

Name	RT [min]	Area
	14.55	4697.39
	Sum	4697.39 22



VWD1A Wavelength=230 nm
mAU
Time [min]

Chromatogram Of Foot cream

Signal: VWD1A,Wavel

Name	RT [min]	Area
	14.56	4158.65
	Sum	4158.65 20



VWD1A Wavelength=230 nm
mAU
Time [min]

Assay: 3.71 % w/v (Claim: 4.0 % w/v)

Texture Analysis


Force (g)
Time (sec)

Foot Cream Sample


Force (g)
Time (sec)

Foot Cream Reference sample


Force (g)
Time (sec)

Foot Cream sample vs Reference sample

Test ID	Firmness	Stickiness	Work of shear	Index of viscosity
	g	g	g.sec	g.sec
	Peak Positive Force (Cycle: 1)	Peak Negative Force (Cycle: 1)	Area F-T 1:2	Area F-T 3:4
Foot cream reference	663.885	-420.143	862.228	-236.703
Foot Cream Dabur	1493.124	-1539.722	1390.746	-280.382

Stability Analysis

Stability of Foot Cream												
Batch No.			DRF-FD/FC7-CBD/001-19			Stability Date				17-Dec-19		
Mfg Date			16-Dec-19									
S.No.	Characterization	Initial	40ºC/75%			30ºC/65%			25ºC/60%			
			1M	3M	6M	3M	6M	9M	3M	6M	9M	12M
1	Description	Brown colour soft mass	**17-Jan-20**	**17-Mar-20**	**17-Jun-20**	**17-Mar-20**	**17-Jun-20**	**17-Sep-20**	**17-Mar-20**	**17-Jun-20**	**17-Sep-20**	**17-Dec-20**
2	Assay Content	3.71 % w/v	3.29 % w/v									

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Safety tests in vitro – skin irritation using 3-D skin

Rationale

- Assessment of viability in 3-D reconstructed skin is used to determine the skin irritation potential in vitro (OECD439).

Study design

- Test Item was applied to EpiDerm tissues and incubated for 1 h.
- After washing, tissues were allowed to recover for 24 h.
- Viability of tissue was determined by MTT assay.


3-D Tissue Construct Models
Cell Culture Insert
Normal Human Keratinocytes Stratified, Differentiated Morphology with Barrier Function.
Microporous Membrane
Media
Culture Media is fed through microporous membrane.

Safety tests in vitro – skin irritation using 3-D skin



Foot Cream
Tissue viability (wrt NC)
130
120
110
100
90
80
70
60
50
40
30
20
10
0
100
7.8
117.5
NC (Untreated)
PC (SDS)
Foot Cream

Foot Cream demonstrated 117.5% tissue viability in 3-D reconstructed skin, indicating non-irritating potential.

Safety tests in vitro – ocular irritation-HET–CAM

Rationale

- Assessment of ocular irritant potential Pain Cream 62 performed using HET-CAM (Hen's Egg Test - Chorioallantoic Membrane) assay in accordance with INVITTOX n°96.

Study design

- Test Item was applied for 3 min followed by washing followed by 30 sec observation.
- Subjective evaluation of CAM reactions was performed with respect to the reference item. Each CAM were assigned a numerical score between 0 to 3.


CAM



Safety tests in vitro – Ocular irritation-HET–CAM

CAMs reaction 0.1% SDS



Score:1

CAMs reaction 0.5 % SDS



Score:2

CAMs reaction 1 % SDS



Score:3

CAMs reaction Foot Care 23

3 min exposure
(Collective score 11)



Scoring: 1



Scoring:2

CAMs treated with the Foot Care 23 for 3 min demonstrated weak to strong hemorrhage and lysis of blood vessels with collective score of 11, hence can be classified as non/slightly irritant to eyes.

Comparators

Comparator	Test Item	CBD content	In vitro fibroblasts proliferation	In vitro Collagen synthesis	In vitro COX inhibition IC50 (ug/ml)	In vivo efficacy	Skin penetration on ex vivo
	Foot Cream	3.71% w/v	+ 81.7%	+ 193.4%	0.7603	66.67% Wound Repair 81.87% Analgesics	
Lord Jones			+ 43.9%	+ 61.9%		--	
TI vs comparator			Better activity	Better activity		--	

Product Claims and attributes

CBD Content	CBD enriched formulation, also contains other cannabinoids, hence good entourage effect was observed.
Efficacy in vitro	• Skin health promoting and rejuvenating effect by increase in fibroblasts proliferation and collagen synthesis • Pain relieving effect by COX-2 inhibition
Efficacy in vivo	• Heel repairing effect by wound healing • Analgesic effect by pain reduction
Skin penetration	Good extent of skin penetration
Skin safety in vitro	Non-irritant to skin
Ocular safety in vitro	Mild-irritant to eyes

Summary

- CBD enriched polyherbal formulations, also containing other cannabinoids were prepared for three therapeutic indications: Pain, Skin health and hand and foot care.
- The presence of other cannabinoids in the formulations impart entourage effect in terms of efficacy.
- Following products were developed and tested for efficacy, permeability and safety:
  - Pain Cream
  - Pain Roll on
  - Antiaging day Cream
  - Antiaging Night Cream
  - Antiaging serum
  - Hand Cream
  - Foot Cream

- The formulations were subjected to a battery of efficacy and safety tests for each indication.
- The formulations demonstrated good efficacy and safety.
- Relevant comparators were also tested in each of the indication and a comparative grid was prepared.
- Interestingly the CBD formulations developed were found to be superior or equal in efficacy to the products available commercially.

DABUR RESEARCH FOUNDATION

Thanks

FKI

FLOWERKIST®
INCORPORATED

TECHNOLOGY & FORMULATIONS

April 2, 2020

THE FKI DIFFERENCE



FKI

Broad Spectrum CBD

All FKI products include optimal levels of the highest-quality Broad Spectrum CBD, tested and verified by Dabur Research Foundation.

Select Ayurvedic Ingredients

Considered by many scholars to be the oldest healing science, Ayurveda has existed for thousands of years and is still utilized by the overwhelming majority of Indians today.

Plant Stem Cells

Leveraging Dabur's expertise in Ayurvedic ingredients and in collaboration with institutions such as Harvard Medical School in exploring the healthful benefits of selected plant stem cells.

Transdermal Delivery System

All topical formulations feature a **proprietary** transdermal delivery system developed by Dabur specifically for FKI products. This system is owned exclusively by FKI and is patent pending.

HEALTH BENEFITS ATTRIBUTED TO CBD



FKI

Positive Effects Attributed to Cannabidiol (CBD)



Brain
Antipsychotic, Anti-depressant, Anti-anxiety, Antioxidant, Neuroprotective

Immune System
Immunomodulator - regulates and boosts immune system

Stomach
Anti-emetic, Appetite Control

Eyes
Vasorelaxant for Glaucoma

Heart
Artherosclerosis, Anti-ischemic, Anti-inflammatory

Hands
Analgesic for Rheumatoid Arthritis

Kidneys
Promotes renal function, protects nephrons from damage

Bone
Stimulating new bone, growth & strengthening of bones affected by osteoporosis

CANNABIDIOL BACKGROUND



FKI

WHAT DOES CBD HAVE TO DO WITH WELLNESS?

Each one of us are born with an Endocannabinoid System (ECS) in our bodies which regulates every metabolic process in the body, such as pain sensation, immunity, stress management, temperature regulation, sleep, and more.

Just like muscles need protein to become stronger, your Endocannabinoid System also needs nutrients (called cannabinoids) to function properly to reduce pain, inflammation, anxieties, or other maladies in the body. That's where Cannabidiol (or CBD) comes in - a very healthy nutrient.

According to many researchers, CBD may be the single most important cannabinoid ever discovered.

CBD vs. THC

THC (Δ9-tetrahydrocannabinol) is the psychoactive portion of cannabis and is commonly found in marijuana in higher amounts and is very low (if any) in the hemp plant.

(cont. on next slide)

CANNABIDIOL BACKGROUND



CBD vs. THC (Cont.)

CBD is "a cannabinoid devoid of psychoactive effect." In other words, you can't get "high" from CBD. After THC (Δ9-tetrahydrocannabinol), CBD is by far the most studied natural cannabinoid, and it is gaining in popularity faster than THC because of its healthy properties without the drug side attached to it.

Although hemp and marijuana are both cannabis, they have distinctive biochemical compositions and uses. Marijuana is very high in THC and much lower in CBD, while Hemp is the opposite, especially industrial hemp, where CBD is very high and THC is so low that you're not worried about getting a "high" from it.

In fact, industrial hemp has over 25,000 different applications and is one of the healthiest plants on the planet. You find hemp protein in many of the top-rated health food stores, which can provide 15g of protein per scoop.

You can find hemp seeds in stores like Costco, which provide extraordinary amounts of healthy omega oils. There are also hemp tinctures found nationwide that help your body get other essential nutrients it needs to function properly.

FKI

CANNABIDIOL BACKGROUND



According to PubMed, CBD helps regulate the endocannabinoid system (ECS). There are two types of cannabinoid receptors found throughout the body (CB1 and CB2), but they are most abundant in the brain and immune system respectively. While clinical studies are pending, the ECS is being tested and evaluated for its role in pain management, anti-inflammatory effects, anti-anxiety, memory, appetite suppression, movement disorders including seizures, and ADHD to name a few. In summary, while newly studied, the ECS is responsible for affects throughout the entire body including sleep and relaxation, inflammatory responses and cognitive function.

CB1 and CB2 Receptors

- Cutaneous nerve fibers
- Mast cells
- Macrophages
- Epidermal keratinocytes
- Hair follicles (CB1)
- Sebaceous glands (CB2)

Endocannabinoids

- Sebaceous glands
- Hair follicles

TRPV1

- Epidermal keratinocytes
- Mast cells
- Langerhans cells
- Sensory neurons
- Sebaceous glands
- Sweat glands


EPIDERMAL KERATINOCYTES
HAIR FOLLICLE
LANGERHANS CELLS
MACROPHAGES
MAST CELLS
EPIDERMIS
CUTANEOUS NERVE FIBERS
SWEAT GLAND
SEBACEOUS GLAND
SENSORY NEURONS

FKI

BROAD SPECTRUM CBD



WHAT IS BROAD SPECTRUM CBD?

Broad Spectrum CBD products are created by taking Full Spectrum extract and further processing it to remove trace amounts of THC. Broad Spectrum products contain an array of naturally occurring cannabinoids, plant terpenes, flavonoids, vitamins, minerals & plant proteins of the original hemp source. These compounds work together in what is known as the "Entourage Effect," multiplying the potential health benefits.

BROAD SPECTRUM CONTENT

There are more than 80 Phyto cannabinoids in hemp. When it comes to a CBD isolate vs. a broad-spectrum ingredient, CBD isolate only contains a distillate of the CBD. All the other beneficial plant matter is removed during the extraction process.


CBD Isolate
(CBD Only)
Full Spectrum
(Whole Plant)
Broad Spectrum
(Whole Plant Minus THC)
CBD
THC
Terpenes, Cannabinoids, Flavinoids, Fatty Acids

FKI

Hemp extracts are produced from Industrial Hemp, which is defined as Cannabis with less than 0.3% THC. THC causes psychoactive effects when consumed and is typically associated with marijuana (i.e. Cannabis with high-THC content). The Company does not produce or sell medicinal or recreational marijuana or products derived from high-THC Cannabis/marijuana plants. Industrial Hemp products have no psychoactive effects.

BROAD SPECTRUM CBD



FKI

The Whole Plant Matters

In the industrial market, buying CBD by itself as an extract is several times less expensive than buying CBD still intact with the rest of the healthy Phyto cannabinoids inside (such as CBN, CBG, CBD-A, CBD-V, Terpenes, and so much more). As the CBD market develops, people are learning that the whole hemp plant (“Full Spectrum CBD”) is at least 10 times more effective and healthy than CBD Isolate. Full Spectrum CBD is the way nature intended it to be. The different Phyto cannabinoids inside the hemp plant actually have a synergistic relationship called the “entourage effect” that gives the user more nutrients in the end than just CBD by itself as an extract.

WHAT IS SO DESIRABLE ABOUT TERPENES?

Terpenes/terpenoids are important building blocks for hormones, vitamins, pigments, steroids, resins, and essential oils. Terpenes are naturally present in cannabis; however, they can be removed during the extraction process. Therefore, in one embodiment, one or more terpenes and/or terpenoids are added to the composition.

Terpenes/terpenoids have various pharmaceutical effects and can be selected for the desired pharmaceutical activities. One or more terpenes/terpenoids can be used in the compositions. In some embodiments, the effects of the cannabinoids are synergized by addition of particular terpenes/terpenoids.

Hemp extracts are produced from Industrial Hemp, which is defined as Cannabis with less than 0.3% THC. THC causes psychoactive effects when consumed and is typically associated with marijuana (i.e. Cannabis with high-THC content). The Company does not produce or sell medicinal or recreational marijuana or products derived from high-THC Cannabis/marijuana plants. Industrial Hemp products have no psychoactive effects.

BROAD SPECTRUM CBD



FKI

Some Properties of Terpenes in CBD Oil

Terpene Name	Aroma	Properties	Common Uses
Bisabolol	Floral	Anti-inflammatory, Anti-oxidant, Anti-microbial	Cancer, Skin Lesions
Borneal	Mint	Anti-inflammatory, Anti-nociceptive	Eyesight, Pain Relief
Camphene	Fir Needles, Musky Earth	Anti-oxidant	Skin Lesions, Cardiovascular Diseases
Caryophyllene	Spicy	Anti-bacterial, Anti-inflammatory, Anti-fungal	Insomnia, Muscle Spasms, Pain Relief
Delta 3 Carene	Pine, Rosemary	Anti-inflammatory	Bone Stimulant, Memory
Eucalyptol	Mint	Anti-bacterial, Anti-fungal	Alzheimer's, Pain Relief
Geraniol	Peach, Rose Grass	Anti-cancer, Anti-oxidant, Neuroprotectant	Cancer, Pain Relief
Humulene	Earthy	Anti-bacterial, Anti-inflammatory, Anti-tumor Effects	Appetite Suppression, Cancer Infections, Pain Relief
Limonene	Bitter Citrus	Anti-anxiety, Anti-cancer	Digestions, Gallstones, Liver Detox, Sleep Aid
Linalool	Floral	Anti-anxiety, Anti-epileptic, Anti-psychotic, Pain Killing	Depression, Convulsions, Insomnia, Pain Relief
Myrcene	Citrus Cloves	Relaxing, Sedating	Inflammation, Insomnia, Spasms, Pain
Pinene	Pine	Anti-depressant, Anti-inflammatory, Anti-microbial	Asthma, Bronchitis, Cancer, Depression, Memory, Mental Alertness
Phytol	Balsamic, Floral	Anti-insomnia, Immunosuppressant	Reduce Itching, Sleep Aid, Would Healing
Terpinolene	Citrus, Rose	Anti-cancer, Anti-microbial, Anti-oxidant, Anti-parasitic	Cancer, Heart Disease, Sleep Aid
Trans-nerolidol	Citrus, Rose	Anti-cancer, Anti-microbial, Anti-oxidant, Anti-parasitic	Relaxing, Skin Lesions
Vancene	Sweet Citrus	Anti-inflammatory Anti-melanogenesis, Anti-allergic	Memory, Skin Lesions

Hemp extracts are produced from Industrial Hemp, which is defined as Cannabis with less than 0.3% THC. THC causes psychoactive effects when consumed and is typically associated with marijuana (i.e. Cannabis with high-THC content). The Company does not produce or sell medicinal or recreational marijuana or products derived from high-THC Cannabis/marijuana plants. Industrial Hemp products have no psychoactive effects.

AYURVEDIC INGREDIENTS



Ancient, Proven Healing

WHAT IS AYURVEDA?

One of the world's oldest medical systems, Ayurveda remains the basis of India's healthcare.

It is estimated that 90% of Indians use some form of Ayurvedic medicine on a daily basis.

Primarily plant-based ingredients with 5,000+ years of application have revealed a wide range of therapeutic benefits.

A 2011 study found that an Ayurvedic herbal compound was just as effective at treating rheumatoid arthritis symptoms as Trexall (methotrexate)*.



*Source: LiveScience.com, "Ayurveda: Facts About Ayurvedic Medicine"

FKI

PLANT STEM CELLS



Botanical, Plant-based and Functional

WHAT IS A BOTANICAL INGREDIENT?

A Botanical Ingredient is a component of a wellness, cosmetic or personal care product that originates from plants (herbs, roots, flowers, fruits, leaves or seeds). Specific ingredients derived from biological sources are classified based on their chemical structure and how they are isolated from plants.

FUNCTIONAL USE

In both our therapeutics as well as our skin care and cosmetic products, we are focused on developing formulations and embodiments that leverage botanical and functional ingredients designed to maximize potential benefits and contain optimal amount of CBD.



BENEFITS

In addition, stem cells act as emollient and possess anti-inflammatory properties, while improving activity of genes involved in barrier function, stress response and repair mechanisms. This can lead to reduction of redness and irritation while increasing collagen, elastin and hyaluronic acid synthesis.

FKI

PLANT STEM CELLS

Promoting Health Through Plants



Despite the current preoccupation with synthetic chemistry as a vehicle to discover and manufacture drugs, the contribution of plants to disease treatment and prevention is still enormous. Even at the dawn of 21st century, 11% of the 252 drugs considered as basic and essential by the WHO were exclusively of flowering plant origin.

To date, 35,000-70,000 plant species have been screened for their medicinal use.

Vitamins, antioxidants, moisturizing factors, calming or regenerative properties are just a few of what plants can offer our skin and bodily health.

Through our partnership with Dabur Research, an industry leader in plant stem cell research and development, FKI is committed to developing products that unlock the health benefits of botanical ingredients across both wellness and cosmeceutical lines.



FKI

TRANSDERMAL TECHNOLOGY



The Process Behind the Products

LIPID PHASE

In phase 1, the Lipid Phase, functional ingredients including CBD, terpenes, and other botanicals, are mixed at a proprietary temperatures.

WATER PHASE

In phase 2, the Water Phase, water-based surfactants are mixed at proprietary temperatures.

HOMOGENIZATION

The formulation undergoes high-speed homogenization which results in the formulation avg. size in nanometers. The output is the FKI proprietary transdermal technology.


CBD
Lipid Phase
Water Phase
High-Speed Homogenization
Reduction (Evaporation Process)
Transdermal Technology

FKI

FKI FORMULATIONS



The Science Behind the Solutions

FKI, in partnership with Dabur Research Foundation, is developing a platform of proprietary CBD formulations that blend additional high purity essential ingredients that have been proven to enhance anti-inflammatory and analgesic activity, as well as enhance recovery.

- Demonstrated to possess immunosuppressive properties in addition to inhibition of effects of inflammatory cytokines on T lymphocytes;

- Suppression of edema formation and exhibition of relaxing effect caused by blocking calcium channels;

- Activation of TRPA1, which is responsible for the burning cold response;

- Inhibition of LPS-induced production of inflammatory mediators such as nitric oxide, prostaglandin E_2.

FKI

FKI FORMULATIONS



The Formulation Process


In vitro tests: COX-2 and TNF inhibition
C
I
T
In vitro tests: COX-2 and TNF inhibition
C
I
T
In vitro tests: COX-2 and TNF inhibition
In vitro tests: COX-2 and TNF inhibition
In vitro tests: COX-2 and TNF inhibition
Efficacy & Permeability
Formulation studies
Safety
Efficacy in vitro COX-2 inhibition
Specifications and CoA
Safety
Permeability in vitro
Perception
Skin safety in vitro (Episkin/MATTEK)
Efficacy in vivo
Stability in containers
Occular irritation in vitro (HET-CAM assay)
Permeability in vivo
Technology transfer document
Data compilation & correlation
C
Concentrate
I
Isolate
T
Tincture

FKI

DEFINITIONS



CBD ISOLATE

CBD isolate is the purest form of CBD, which is produced by removing all other compounds found in the plant including terpene, flavonoids, plant parts and other cannibinoids. CBD isolate comes in a granular or powder form and is odorless and tasteless. The end product contains 0% THC and is made up of 96% to 99.9% CBD.

BROAD SPECTRUM

Broad Spectrum CBD products are created by taking Full Spectrum extract and further processing it to remove trade amounts of THC. Broad Spectrum products contain an array of naturally occurring cannabinoids, plant terpenes, flavonoids, vitamins, minerals & plant proteins of the original hemp source. Similar to Full Spectrum products, these compounds work together in what is known as the "Entourage Effect," multiplying the potential health benefits.

FULL SPECTRUM

Full Spectrum CBD products are created from hemp through a full plant extraction. It contains naturally occurring cannabinoids (includes <0.3% THC), plant terpenes, flavonoids, vitamins, minerals & plant proteins of the original hemp source. These compounds work together, typically referred to as the "Entourage Effect," multiplying the potential health benefits.

FKI

Schedule 2

Wire Instructions

Flowerkist, Inc Wire Instructions

30211 Avenida De Las Bandaras
2nd Floor Suite 290
Rancho Santa Margarita, CA 92688
949-525-3278

Bank of America
Rancho Santa Margarita Parkway,
Rancho Santa Margarita, CA 92688
Routing Number 121000358
Account Number 325134587815

This is a new & Seperate
account that will be signors
Barry & Stephanie —

EXHIBIT A

WARRANT

(Attached hereto)

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAW. HOLDER WILL NOT TRANSFER THIS WARRANT, OR ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE, UNLESS EITHER (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING THIS WARRANT OR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, (II) IF REQUIRED BY THE COMPANY, THE COMPANY FIRST RECEIVES AN OPINION FROM COUNSEL TO THE HOLDER IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY (AS TO FORM, SUBSTANCE AND CHOICE OF COUNSEL) STATING THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (III) THE TRANSFER IS MADE PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT.

ProVEDA Corporation

Warrant for the Purchase of Shares of Common Stock, Par Value $0.0001 Per Share

Number W-1A June 16, 2020

THIS CERTIFIES that, for value received, Flowerkist, Inc., a Nevada corporation (the "Holder"), is entitled to surrender this Warrant and purchase from ProVEDA Corporation, a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, 7,650,000 shares of the Company's common stock, par value $0.0001 per share ("Shares"), at an exercise price per Share (the "Exercise Price") equal to the lesser of $0.30 or the price per share at which the Company accepts any subscription for shares of common stock from anyone other than Rowland Hanson or Scott Grizzle or similar founder of the Company. As used herein the term "this Warrant" shall mean and include this Warrant and any Warrants hereafter issued as a consequence of the exercise of this Warrant in part or the transfer of this Warrant in whole or in part. The number of Shares of Stock issuable upon exercise of this Warrant and the Exercise Price may be adjusted from time to time as hereinafter set forth.

1. Exercise Period. This Warrant may be exercised at any time or from time to time during the period beginning on the date hereof and ending on the tenth (10th) anniversary of such date (the "Exercise Period").

2. Procedure for Exercise; Effect of Exercise.

(a) Exercise. Subject to the conditions and terms set forth herein, this Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the presentation and surrender of this Warrant to the Company at its principal office along with a duly executed Notice of Exercise (in the form attached to this Warrant duly executed by the Holder) specifying the number of Shares to be

purchased, and (ii) delivery of payment to the Company of an amount equal to the product of the Exercise Price multiplied by the number of Shares for which this Warrant is so exercised by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check.

(b) Effect of Exercise. Upon receipt by the Company of this Warrant and a Notice of Exercise, together with proper payment of the aggregate Exercise Price for the number of Shares for which this Warrant is so exercised, as provided in this Section 2, the Company agrees that the Shares issuable upon exercise of this Warrant shall be deemed to be issued to the Holder as the record holder of such Shares as of the close of business on the date on which this Warrant has been surrendered and payment has been made for such Shares in accordance with this Warrant and the Holder shall be deemed to be the holder of record of the Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Shares shall not then be actually delivered to the Holder. A stock certificate or certificates for the Shares specified in the Notice of Exercise shall be delivered to the Holder as promptly as practicable. The stock certificate(s) so delivered shall be in any such denominations as may be reasonably specified by the Holder in the Notice of Exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares subject to purchase hereunder.

(c) Cashless Exercise. This Warrant may also be exercised by cashless exercise at any time including in connection with the consummation of a Change of Control Transaction (as defined below) as provided in this Section 2 (c). For such purposes, the value (the "Per Share Value") of one (1) share of the Company's common stock shall be either (i) if in connection with the consummation of a Change of Control Transaction, the value of one (1) share of the Company's common stock to be received in connection with such Change of Control Transaction (with respect to any consideration other than cash or readily marketable securities, with such value as determined by the Transaction itself in conjunction with the Company's Board of Directors exercising its good faith discretion); or (ii) in all other instances, the most recent price at which one (1) share of the Company's common stock was sold by the Company as of the date of such determination. If the applicable Per Share Value is greater than the Exercise Price, the Holder may elect, in lieu of a cash exercise, to receive immediately prior to the consummation of such Change of Control Transaction that number of Shares equal to the value of this Warrant determined in the manner described below by surrender of this Warrant and the attached purchase form properly executed, in which event the Company shall issue to Holder, immediately prior to the consummation of such Change of Control Transaction, that number of Shares computed using the following formula:

$$X = \frac{Y\,(A-B)}{A}$$

Where X = the number of Shares to be issued to Holder; Y = the number of Shares that the Holder elects to purchase under this Warrant (at the date of such calculation); A = the Per Share Value; and B = Exercise Price (as adjusted to the date of such calculation). For purposes of this Section 2(c), "Change of Control Transaction" means the consummation of either (i) a reorganization,

merger or consolidation with an entity, or any other event (or series of related events), in which the persons who hold a majority of the outstanding voting capital stock of the Company before such transaction do not own at least a majority of the voting equity securities entitled to vote to elect directors (or persons serving in a similar capacity) of the entity surviving such transaction, or (ii) a disposition of all or substantially all of the assets of the Company.

3. Registration of Warrants; Transfer of Warrants. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Shares, upon surrender to the Company or its duly authorized agent.

4. Restrictions on Transfer.

(a) The Holder, as of the date of issuance hereof, represents to the Company that such Holder is acquiring this Warrant, and upon exercise, the Shares, for its own account for investment purposes and not with a view to the distribution thereof or of the Shares; provided, however, that the transfer by the Holder of this Warrant on a pro rata basis to not more than 300 of Holder's shareholders (the "Flowerkist Shareholders") shall not be deemed a violation of the foregoing representation. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Section 4, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act of 1933, as amended (the "Act"), and applicable state law in respect of the transfer of this Warrant or such Shares. The Holder by acceptance of this Warrant agrees that the Holder will not transfer this Warrant or the related Shares prior to delivery to the Company (unless the Company waives such requirement) of an opinion of the Holder's counsel reasonably acceptable to the Company (as to form, substance and choice of counsel) to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration under the Act or until registration of such Shares under the Act has become effective. The Flowerkist Shareholders, together with their respective successors and assigns with respect to this Warrant or any Shares issued upon the exercise of this Warrant, and together with any

other holder of this Warrant or any Shares issued upon the exercise of this Warrant (other than Flowerkist, Inc.), are collectively referred to in this Section 4 as the "Subsequent Holders."

(b) The Holder, by its acceptance hereof, agrees that prior to any transfer of this Warrant or of the related Shares (other than as permitted by Section 4(a) hereof or pursuant to a registration under the Act), the Holder will give written notice to the Company of its intention to effect such transfer, together with (unless the Company waives such requirement) an opinion of such counsel for the Holder as shall be reasonably acceptable to the Company (as to form, substance and choice of counsel), to the effect that the proposed transfer of this Warrant and/or such Shares may be effected without registration under the Act. Upon delivery of such notice and opinion (if required) to the Company, the Holder shall be entitled to transfer this Warrant and/or such Shares in accordance with the intended method of disposition specified in the notice to the Company, subject to the Company's rights in Section 4(d) below.

(c) Each stock certificate representing Shares issued upon exercise or exchange of this Warrant may bear substantially the following legend unless the opinion of counsel for the Company states such legend is not required:

> "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED EXCEPT, IF REQUIRED BY THE CORPORATION, UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION (AS TO FORM, SUBSTANCE AND CHOICE OF COUNSEL) THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS. ANY PROPOSED TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS ALSO SUBJECT TO THE CORPORATION'S CONTRACTUAL RIGHT OF FIRST REFUSAL, AND A COPY OF THE CONTRACT OR INSTRUMENT BY WHICH SUCH RIGHTS EXIST IS AVAILABLE UPON REQUEST TO THE CORPORATION."

(d) If a Subsequent Holder proposes to sell, transfer, assign or otherwise alienate for consideration (collectively, "Transfer") to any person or entity ("Person"), other than the Company, all or any portion of this Warrant or any Shares issued upon the exercise of this Warrant (collectively, "Securities"), then such Subsequent Holder must first notify and grant to the Company an option (the "First Refusal Option") to purchase such Securities at the bona fide price (the "Offer Price") offered by such Person. Prior to effectuating any such Transfer, such Subsequent Holder shall delivery to the Company written notice (an "Offer Notice") setting forth (1) a statement that such Subsequent Holder proposes to Transfer some or all of its Securities, specifying the Securities to which such proposed Transfer relates; (2) the Offer Price, the identity and the address of the Person(s) to whom such Transfer is proposed; and (3) the date on which the Offer Notice is being sent to the Company. Upon receipt of the Offer Notice, the Company shall have the exclusive and irrevocable right for a period of 20 days following the date of its receipt of the Offer Notice to purchase all of the Securities subject to such proposed Transfer for the Offer Price. If all of the Securities subject to such proposed Transfer are not purchased in their entirety pursuant to this

Section 4(d), then such Subsequent Holder may Transfer (subject to compliance with the other requirements of this Section 4) such Securities only to the Person(s) specified in the Offer Notice and only at the Offer Price. Any change in the identity of Person(s) to whom such Transfer is proposed, the number or type of Securities subject to such proposed Transfer, or the Offer Price, shall be considered to be a new Transfer for purposes of this Section 4(d), and the Securities must be reoffered to the Company pursuant to this Section 4(d). The Company shall have 20 days from its receipt of the Offer Notice to elect to purchase the Securities subject to such proposed Transfer, and may exercise such right by delivering to such Subsequent Holder written notice that the Company has elected to purchase such Securities; if the Company fails to deliver such written notice within such 20-day period, it shall be deemed to have waived its First Refusal Option with respect to such proposed Transfer. Payment for such Securities in the same form as the Offer Price shall be due at a closing to occur within 10 daysafter the expiration of such 20-day exercise period; provided, however, that if all or any of the OfferPrice is in the form of non-cash consideration, the Company may tender either such non-cash consideration or, in lieu thereof, cash equal to the then fair market value of such non-cash consideration as determined by the Company's Board of Directors in good faith. At the closing of any exercise of the First Refusal Option pursuant to this Section 4(d), such Subsequent Holder shall transfer to the Company (or its designee) good and marketable title to the Securities to be purchased by the Company, free and clear of all liens, charges, encumbrances and security interests of any nature or kind whatsoever (other than as arising under this Section 4 and restrictions on transfer arising under federal and state securities laws and regulations). Any Person acquiring any Securities from a Subsequent Holder in any manner shall be subject to all the terms and conditions of this Section 4 with respect to such Securities and shall execute and deliver to the Company, as a condition precedent to the closing of any Transfer of any Securities, a written agreement (in form and substance reasonably acceptable to the Company) agreeing to be bound by (A) this Section 4 and (B) any form of stockholders, voting or similar agreement with respect to such Securities which the Company is then generally requiring from new stockholders. The Company shall not be obligated to recognize any Transfer of any Securities that is not made in full compliance with this terms of this Section 4. Notwithstanding any provision of this Section 4(d) to the contrary, the Company may assign its rights under this Section 4(d), in whole or in part, to any person or entity, including but not limited to another shareholder of the Company.

5. Reservation of Shares; Valid Issuance. The Company shall at all times during the Exercise Period reserve and keep available out of its authorized and unissued Shares, solely for the purpose of providing for the exercise of the rights to purchase all Shares granted pursuant to this Warrant, such number of Shares as shall, from time to time, be sufficient therefor, and in the event that the Company does not have sufficient Shares so available, to take all action necessary and proper to amend its certificate of incorporation to increase the authorized Shares to enable the Company to issue all of the Shares issuable upon the full exercise of this Warrant. The Company covenants that all Shares issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, non-assessable, and free and clear of all preemptive rights, liens, charges, encumbrances and security interests of any kind or nature whatsoever.

6. Anti-Dilution Adjustments. The number of Shares issuable hereunder shall be subject to adjustment from time to time after the date hereof as follows:

(a) In the event that the Company shall (A) pay a dividend or make a distribution in Shares, (B) split or subdivide its outstanding Shares into a greater number of Shares, or (C) combine or reverse split its outstanding Shares into a smaller number of Shares, then in each such case the number of Shares issuable hereunder in effect immediately prior thereto shall be adjusted so that the Holder of a Warrant thereafter surrendered for Exercise shall be entitled to receive the number of Shares that such Holder would have owned or have been entitled to receive after the occurrence of any of the events described above had this Warrant been exercised immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 6(a) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution (except as provided in Section 6(e) below) and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be. Any Shares issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding Shares for purposes of this Warrant. In the event that, at anytime as a result of an adjustment made pursuant to this Section 6(a), the Holder of this Warrant shall thereafter become entitled to receive any shares of capital stock of the Company other than Shares, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section 6(a), and the provisions of this Section 6(a) with respect to the Shares shall apply on like terms to any such other shares.

(b) In case of any reclassification of the Shares (other than in a transaction to which Section 6(a) applies), any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding Shares of the Company), any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange, pursuant to which share exchange the Shares are converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of this Warrant (to the extent then outstanding) shall have the right thereafter, following the date of consummation of such transaction during the period this Warrant shall be exercisable, to exercise this Warrant only for the kind and amount of securities, cash and other property receivable upon the consummation of such transaction by a holder of the number of Shares of the Company into which this Warrant would have been exercisable immediately prior to the consummation of such transaction, as such securities, cash or other property may be subject to further adjustment following the date of consummation of such transaction pursuant to Section 6(a) above. The provisions of this Section 6(b) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(c) In the event that during the Exercise Period:

(i) the Company shall take any action which would require an adjustment in the number of Shares issuable pursuant to Section 6(a); or

(ii) the Company shall authorize the granting to the holders of its Shares generally of rights, warrants or options to subscribe for or purchase any shares of any class of the Company or any other rights, warrants or options to acquire shares of any class of the Company; or

(iii) there shall be any reclassification or change of the Shares (other than a subdivision or combination of its outstanding Shares) or any consolidation, merger or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

(iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, the Company shall cause to be mailed to each Holder at such Holder's address as shown on the books of the Company, as promptly as possible,but at least 20 days prior tothe date specified in subclause (A) or (B) of this paragraph, as applicable, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Shares of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Shares of record shall be entitled to exchange their Shares for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 6(c).

(d) Whenever the number of Shares issuable hereunder is adjusted as herein provided, the Company shall promptly cause a notice of the adjusted number of Shares for which this Warrant is exercisable to be mailed to each Holder.

(e) In any case in which Section 6(a) provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for such adjustment pursuant to Section 6(a) occurs after such record date but before the occurrence of such event, the Company may defer until the actual occurrence of such event (i) issuing to the Holder of any Warrants exercised after such record date and before the occurrence of such event the additional Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Shares issuable upon such exercise before giving effect to such adjustment, and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 6(g).

(f) Upon each adjustment of the number of Shares for which this Warrant is exercisable, (i) this Warrant shall thereafter evidence the right to purchase, for the Exercise Price as calculated in accordance with the definition thereof, that number of Shares so calculated pursuant to this Section 6, and (ii) each Exercise Price shall be recalculated to an amount equal to (A) the product of such Exercise Price as in effect immediately prior to such adjustment multiplied by the number of Shares for which this Warrant was exercisable at such Exercise Price immediately prior to such adjustment, (B) divided by the number of Shares (or other securities) for which this Warrant is exercisable at such Exercise Price upon the effectiveness of such adjustment.

(g) The Company shall not be required to issue fractions of Shares or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a Share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Exercise Price on the date of exercise of this Warrant.

7. Transfer Taxes. The issuance of any Shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

8. Loss or Mutilation of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), upon reimbursement of the Company's reasonable incidental expenses, and execution and delivery to the Company by the Holder of an affidavit and indemnity agreement (in form and substance reasonably acceptable to the Company) with respect to such lost, stolen, destroyed or mutilated Warrant, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

9. No Rights as a Stockholder. The Holder of any Warrant shall not have, solely on account of holding this Warrant, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

10. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

11. Notices. All notices and other communications under this Warrant (except payment) shall be in writing and shall be sufficiently given if sent to the Holder or the Company,

as the casemay be, by hand delivery, private overnight courier, with acknowledgement of receipt, or by registered or certified mail, return receipt requested, as follows:

If to Holder:	Flowerkist, Inc. 30211 Avenida De Las Banderas, 2nd Floor Rancho Santa Margarita, California 92688 Attn: Barry Clark, CEO Email: barry@flowerkist.com
If to the Company:	ProVEDA Corporation 495 Grand Blvd., Suite 206 Miramar Beach, Florida 32550 Attn: Scott Grizzle, President and Executive Vice-Chairman Email: scott@grizzlecapital.com

Or to such other address as any of them, by notice to the others may designate from time to time. Time shall be counted to, or fro m, as the case may be, the date of delivery in person or by overnight courier or five (5) calendar days after mailing.

[Signature page follows.]

Executed on the 16th day of June 2020.

ProVEDA Corporation

By:______________________________
Name: Scott Grizzle
Title: President & Executive Vice Chairman

Accepted and agreed to as of June 16, 2020 by:

Flowerkist, Inc.

By:______________________________
Barry Clark, CEO

To: ProVEDA Corporation
495 Grand Blvd., Suite 206
Miramar Beach, Florida 32550
Attn: Scott Grizzle, President and Executive Vice-Chairman

NOTICE OF EXERCISE

The undersigned hereby exercises his or its rights to purchase ________ Shares covered by the within Warrant and tenders payment herewith in the amount of $ ____________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

____

____

____

(Print Name, Address and Social Security
or Tax Identification Number)

NOTICE: THE SIGNATURE TO THIS FORM MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN WARRANT IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

and, if such number of Shares shall not be all of the Shares covered by the within Warrant, that a new Warrant for the balance of the Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: ______________________

By: ______________________________
Print Name

____
Signature

Address:

____

____

Exhibit B

Security Agreement

EXHIBIT B
SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("**Security Agreement**") is made and entered into as of June 16, 2020, by and between **PROVEDA CORPORATION,** a Delaware corporation (hereafter referred to as "**Debtor**") whose address is 495 Grand Blvd., Suite 206, Miramar Beach, Florida 32550, and **FLOWERKIST, INC.**, a Nevada corporation (her eafter referred to as " **Secured Party**"), whose address is 30211 Avenida De Las Banderas, 2nd Floor, Rancho Santa Margarita CA 92688.

WHEREAS, Debtor is obligated to pay to Secured Party pursuant to the Asset Purchase Agreement dated June 16, 2020 (the "**APA**") where Debtor purchases pain management, hand and foot care products in the wellness and therapeutic categories from the Secured Party defined as the "**Products**" for a total of $2,200,000 (the "**Purchased Assets**", as more fully defined in the APA); and

WHEREAS, Debtor and Secured Party have ag reed that Debtor will grant to Secu red Party a security interest in the Purchased Assets of Debtor as collateral to secure the full and timely performance and payment of all Purchase Price monies to be paid under the APA and any Purchase Price other indebtedness of Debtor to Secured Party;

NOW, THEREFORE, for good and valuable cons ideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby c ovenants and agrees with Secured Party as follows.

SECTION 1. <u>Grant of Security Interest</u>.

(a) In order to secure the full and timely payment and performance by Debtor of all of its Obligations (as defined in Section 2 below), Debtor hereby grants to Secured Party a lien on and security interest in the following: (i) all of Debtor's Purchased Assets, tangible and intangible, whether now existing or hereafter arising, and wherever located; and (ii) all substitutions, additions and/or replacements thereof, and all insuran ce policies and proceeds therefro m (collectively, the "**Collateral**").

(b) Where applicable, all undefined terms used herein shall have the same meaning as set forth in the Unifo rm Commercial Code in effect in th e State of Nevada, as amended (the "**UCC**").

(c) The security interest granted here under shall be a continuing perfected first security interest, and shall not subject Secured Party or transfer to Secured Party any obligation or liability of Debtor with respect to any of the Collateral or any transaction in connection therewith. The exercise by Secured Party of any of its rights hereunder shall not release Debtor from any of its duties or obligations.

SECTION 2. <u>Obligations</u>.

This assignment and th e grant of th e security interest hereunder are ma de as collateral

security to secure the following obligations (the "**Obligations**") of Debtor:

(a) The payment and performance of all Purchase Price obligations of Debtor under the APA in the aggregate amount of USD $2,200,000.

SECTION 3. Debtor's Representations and Warranties.

Debtor represents and warrants to Secured Party that the following are true, correct and complete (it being agreed that all representations and warranties of Debtor shall be true on the date hereof, shall survive the date of execution hereof, and shall remain in full force and effect until all Obligations of Debtor to Secured Party shall have been fully paid and performed):

(a) Title to Collateral. Subject to the accuracy of Secured Party's representations and warranties in the APA, Debtor has good and marketable title to all of the Collateral, free and clear of any and all liens, claims, charges, security interests or any other encumbrances whatsoever.

(b) Validity of Security Agreement; Authority. This Security Agreement is the legally valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as such enforcement maybe limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debt or relief laws from time to time in effect which affect the enforcement of creditors' rights in general and general principles of equity and law. Debtor has the power and authority to execute, deliver and perform its obligations under, and to grant the security interest provided for in this Security Agreement and all related documents, and has taken all necessary action to authorize the execution, delivery and performance of, and the grant of a security interest pursuant to, this Security Agreement and all related documents.

(c) Consent. Debtor has obtained the consent of any third party required for Debtor to execute and deliver this Security Agreement, and to grant a security interest in the Collateral hereunder.

(d) Name and Location of Debtor; Notification of Changes. Debtor's exact legal name, state of formation, and place of business (or chief executive office if more than one place of business) are correctly set forth in the introductory paragraph of this Security Agreement, and Debtor will promptly notify Secured Party in writing of any change in Debtor's name, address or state of formation, any event which materially and adversely affects the value of the Collateral, and any other event which affects the ability of Debtor to perform its Obligations under the APA.

SECTION 4. Covenants.

Until payment is made in full on all Obligations, Debtor will comply with all covenants in this Section 4, unless Debtor has received the prior written consent of Secured Party.

(a) Title to Collateral. Debtor shall not create or permit the existence of any other claims, interests, liens or encumbrances against any of the Collateral (excluding Secured Party's interests pursuant to this Agreement and any claims, interests, liens or encumbrances encumbering any Collateral when acquired by Debtor from Secured Party pursuant to the APA). Debtor shall provide prompt written notice to Secured Party of any future claims, interests, liens or encumbrances asserted against any of the Collateral, and shall diligently defend Debtor's and Secured Party's interests (including the priority of such interests) in all Collateral.

(b) Change in Location, Name, Etc. Debtor agrees not to: (i) change the location of its place of business or chief executive office; (ii) keep or hold any Collateral or any records related thereto at any location other than the locations described herein; (iii) change its name, identity, or employer identification number.

(c) Documentation and Further Assurances. Debtor hereby authorizes Secured Party to file a UCC Financing Statement with respect to the Collateral, and if requested by Secured Party, Debtor shall promptly execute and deliver to Secured Party a UCC Financing Statement (or its equivalent) with respect to the Collateral. In addition, upon the request of Secured Party, Debtor shall execute and deliver to Secured Party such other documents and instruments, and shall do all acts and things as Secured Party may from time to time reasonably deem necessary or advisable, to enable Secured Party to perfect, maintain and continue the perfection and first priority of the security interest of Secured Party in the Collateral, or to facilitate the exercise by Secured Party of any rights or remedies granted to Secured Party hereunder or provided by law. Without limiting the foregoing, Debtor agrees to execute, in form and substance reasonably satisfactory to Secured Party, such financing statements, continuation statements, amendments thereto, supplemental agreements, assignments, notices of assignments, and other instruments and documents as Secured Party may from time to time reasonably request. In addition, upon the occurrence of an Event of Default (as defined below), Debtor shall, upon the request of Secured Party, deliver possession of the Collateral to Secured Party (or to a designee of Secured Party), together with any appropriate endorsements and/or assignments. Secured Party shall use reasonable care in the custody and care of any Collateral in its possession, but shall not be required to take any steps necessary to preserve rights against prior parties. All reasonable costs and expenses incurred by Secured Party to maintain, determine the priority of, or release the security interest granted hereunder (including the cost of all filings, recordings, and taxes thereon and the fees and expenses of any designee of Secured Party) shall be paid by Debtor within 10 days of Debtor's receipt of written demand therefor from Secured Party.

(d) Books and Records; Access to Collateral. Debtor shall maintain complete, accurate and up-to-date books, records, accounts, and other information relating to all Collateral in such form and in such detail as may be reasonably satisfactory to Secured Party, and shall allow Secured Party or its representatives to examine and copy such books, records, accounts and other information at any reasonable time. In addition, Debtor shall permit Secured Party to have free

and unfettered access to inspect the Collateral at any reasonable time. Debtor shall furnish to Secured Party statements and schedules further identifying and describing the Collateral, and shall provide Secured Party with updated written or electronic reports on the condition of the Collateral not less frequently than once every six (6) months or as Secured Party may otherwise reasonably request, and all in reasonable detail.

SECTION 5. Events of Default.

Each of the following shall constitute an "**Event of Default**" hereunder:

(a) Any breach of or failure to pay any ofthe Obligations secured hereby in accordance with their respective terms (subject to any notice and cure rights set forth in the APA);

(b) Other than a payment breach described in Section 5(a) above, any other breach of or failure to perform or observe any covenant or agreement contained in this Security Agreement or the APA which is not cured within 30 days of Debtor's receipt of written notice describing such breach or failure from Secured Party;

(c) Any representation or warranty made in this Security Agreement or the APA shall prove false or misleading in any material respect which is not cured within 30 days of Debtor's receipt of written notice describing such breach from Secured Party; or

(d) Debtor should: (i) become insolvent; or (ii) suspend its business operations or a material part thereof or make an assignment for the benefit of creditors; or (iii) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, liquidator or other custodian for it or any of its property or, in the absence of such application, consent, or acquiescence, a trustee, receiver, liquidator or other custodian is so appointed; or (iv) commence or have commenced against it any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law of any jurisdiction, which, in the case of a proceeding commenced against Debtor, is not dismissed or stayed within ninety (90) days.

SECTION 6. Rights and Remedies.

Upon the occurrence and during the continuance of any Event of Default, Secured Party shall be entitled to take possession of the Collateral pursuant to the Conditional Assignment attached to this Security Agreement in complete satisfaction of the Obligations. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, THE SECURED PARTY SHALL HAVE NO RECOURSE TO THE PLEDGOR FOR THE PAYMENT OF THE OBLIGATIONS, AND THE SECURED PARTY SHALL RELY SOLELY ON THE COLLATERAL AND ITS RIGHTS UNDER THAT CERTAIN STOCK PLEDGE AGREEMENT OF EVEN DATE HEREWITH WITH ROWLAND HANSON AND SCOTT GRIZZLE TO SATISFY PAYMENT OF THE OBLIGATIONS UPON AN EVENT OF DEFAULT. In furtherance of the foregoing, Secure Party may exercise any and all rights and remedies of a secured party in the enforcement of its security interest under this Security Agreement, the Uniform Commercial Code of the state where the Collateral is located, the Uniform Commercial Code of Debtor's state of formation and/or the location of Debtor's principal

place of business, or any other applicable laws, and without limiting the foregoing:

(a) Disposition of Collateral. Subject to the requirements of Section 6(e) below, Secured Party may sell, lease, or otherwise dispose of all or any part of the Collateral, in its then present condition or following any commercially reasonable preparation thereof, whether by public or private sale or at any auction, for cash, on credit or otherwise, with or without representations or warranties, and upon such other commercially reasonable terms as may be acceptable to Secured Party, and Secured Party may purchase such Collateral at any public sale. To the extent permitted by law, Debtor hereby specifically waives all rights to redeem the Collateral after consummation of such disposition. At any time when advance notice of sale is required, Debtor agrees that ten (10) days' prior written notice shall be reasonable. In connection with the foregoing, Secured Party may:

(i) Require Debtor to assemble the Collateral and all records pertaining thereto and make such Collateral and records available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

(ii) Enter the premises of Debtor or premises under Debtor's control and take possession of the Collateral; and

(iii) Compromise and settle or sell, assign or transfer or ask, collect, receive or issue any and all claims possessed by Debtor which constitute a portion of the Collateral, all in the name of Debtor.

(b) Proceeds. Secured Party may collect and apply all proceeds of the Collateral, and may endorse the name of Debtor in favor of Secured Party on any and all checks, drafts, money orders, APAs, acceptances, or other instruments of the same or a different nature, constituting, evidencing, or relating to the Collateral, which may come into the possession of Secured Party.

(c) Insurance Adjustments. After prior written notice to Debtor, Secured Party may adjust, settle, and cancel any and all insurance covering any Collateral, endorse the name of Debtor on any and all checks or drafts drawn by any insurer covering any Collateral, whether representing payment for a loss or a return of unearned premium, and execute any and all proofs of claim and other documents or instruments of every kind required by any insurer in connection with any payment by such insurer.

(d) Appointment of Receiver. After prior written notice to Debtor, Secured Party shall have the right to the appointment of a receiver for the Collateral, and Debtor hereby consents to such right and to such appointment.

(e) Non-Exclusive Rights. The net proceeds of any disposition of the Collateral shall be applied by Secured Party, after deducting its reasonable expenses incurred in such disposition, to the payment of the Obligations. The enumeration of the foregoing rights and remedies is not intended to be exhaustive, and the exercise of any right and/or remedy shall not preclude the exercise of any other rights or remedies, all of which are cumulative and non-exclusive.

SECTION 7. Other Provisions.

(a) Amendment and Waiver. Without the prior written consent of Secured Party, no amendment or waiver of, or consent to any departure by Debtor from, any provision hereunder shall be effective. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure by Secured Party to exercise any right or remedy hereunder shall be deemed a waiver thereof or of any other right or remedy hereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any subsequent occasion.

(b) Costs and Attorneys' Fees. Except as prohibited by law, if at any time during the existence of an Event of Default, Secured Party employs counsel in connection with the preservation or release of the security interest of Secured Party in the Collateral, or the enforcement of any of Secured Party's rights or remedies hereunder, all of Secured Party's reasonable attorneys' fees arising from such services and all other reasonable expenses, costs, or charges relating thereto shall become part of the Obligations secured hereby.

(c) Revival of Obligations. To the extent Debtor or any third party makes a payment or payments to Secured Party in satisfaction or partial satisfaction of the Obligations, or Secured Party enforces its security interest or exercises any right of set off, and such payment or payments or the proceeds thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy, insolvency or other law or in equity, then, to the extent of such recovery, the Obligations or any part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment or payments had not been made, or such enforcement or set off had not occurred.

(d) Performance by Secured Party. Upon the occurrence and during the continuance of any Event of Default hereunder, Secured Party may, at its option and upon not less than five (5) days' prior written notice to Debtor, without obligation and without waiving or diminishing any of its other rights or remedies hereunder, fully perform or discharge any of the Debtor's duties under this Agreement. All reasonable costs and expenses incurred by Secured Party in connection therewith, together with interest at the rate of eighteen percent (18%) per annum, shall become part of the Obligations secured hereby and be paid by Debtor within 10 days of its receipt of written demand therefor from Secured Party.

(e) Indemnification. Debtor hereby expressly indemnifies and holds Secured Party harmless from any and all claims, causes of action, or other proceedings, and from any and all liability, loss, damage, and expense of every nature, arising by reason of Secured Party's enforcement of its rights and remedies hereunder, or by reason of Debtor's failure to comply with any of its obligations under this Security Agreement or the APA, other than any such claim, cause of action or other proceeding, liability, loss, damage or expense arising by reason of gross negligence, willful misconduct, violation of the provisions of this Agreement or the APA or violation of law on the part of Secured Party. The obligations of Debtor under this Section 7(e) shall survive the termination of the other provisions of this Security Agreement.

(f) Power of Attorney. Debtor hereby constitutes and appoints Secured Party or

Secured Party's designee during the term of any Obligations secured by this Security Agreement as its attorney-in-fact, effective only upon the occurrence and during the continuance of an Event of Default hereof, which appointment is an irrevocable, durable agency, coupled with an interest, with full power of substitution. This power of attorney and mandate is solely for the purpose of taking, whether in the name of Debtor or in the name of Secured Party, any action which Debtor is obligated to perform hereunder, provided Secured Party has complied with the provisions of this Agreement, including any required notice to Debtor. The powers conferred upon Secured Party in this Section are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall exercise its power of attorney only upon the occurrence and during the continuance of an Event of Default and shall not be exercised after such Event of Default no longer continues or after the Obligations have been paid in full; *provided, however,* that this shall not be construed as prohibiting the Debtor from contesting the existence of an Event of Default.

(g) Continuing Effect. This Security Agreement, the rights to and security interest of Secured Party in the Collateral, and all other documents or instruments contemplated hereby, shall continue in full force and effect until all of the Obligations have been paid in full in accordance with the terms of the APA. This Agreement and the security interest created hereby shall automatically terminate as of the date on which the Obligations are paid in full, and upon the termination of this Agreement, the Secured Party shall, as soon as practical but in no event later than 30 days, file a termination with respect to any financing statement(s) that may have been filed pursuant to this Agreement and return all Collateral thenremaining in its possession to the Pledgor.

(h) Binding Effect. This Security Agreement shall be binding upon and inure to the benefit of Secured Party and its successors and assigns, and in the event of an assignment of all or any of the Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness; *provided, however,* that Secured Party may not assign any of its rights or obligations hereunder except in connection with an assignment of its rights under the APA that has beenapproved by Debtor in accordance with the APA. This Security Agreement shall be binding upon and inure to the benefit of Debtor and its successor and assigns; *provided, however,* that Debtor may not assign any of its rights or obligations hereunder without the prior written consent of Secured Party.

(i) Security Agreement as Financing Statement. A photographic copy or other reproduction of this Security Agreement may be used by Secured Party as a financing statement.

(j) Governing Law. Except to the extent governed by applicable federal law, this Security Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without reference to choice of law doctrine.

(k) Time of Essence. Time is of the essence in the performance of all of Debtor's obligations under this Security Agreement and the APA.

(l) Notices. All notices, communications and deliveries under this Security Agreement: (i) shall be made in writing signed by the party making the same to the other party at its address as specified below; (ii) shall specify the section of this Security Agreement and/or the

APA pursuant to which given; (iii) shall be deemed to be given if delivered in person on the date delivered, if sent by telecopier on the date of confirmation of transmission, or if mailed by an overnight mail service (with postage and other fees prepaid) on the date mailed; and (iv) shall be deemed received if delivered in person on the date of personal delivery, if telecopied on the date of confirmation of transmission, and if so mailed, on the first business day after mailing. The addresses of the parties are as follows:

If to Debtor:
PROVEDA CORPORATION
Attn: Scott Grizzle, President
495 Grand Blvd., Suite 206
Miramar Beach, Florida 32550

With a copy to (which shall not constitute notice):

Block Garden & McNeill, LLP
Attn: Christopher M. McNeill
5949 Sherry Lane, Suite 900
Dallas, Texas 75225

If to Secured Party:
FLOWERKIST, INC.
Attn: Barry Clark
30211 Avenida De Las Banderas, 2nd Floor
Rancho Santa Margarita CA 92688

(m) Severability. The determination that any term or provision of this Security Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other term or provision hereof.

(n) Entire Agreement. This Security Agreement, together with the APA, and all other documents referred to herein, constitute the entire agreement between Debtor and Secured Party with respect to the matters addressed herein.

(o) [Intentionally omitted].

(p) Waiver of Jury Trial. DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT, THE APA, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS SECURITY AGREEMENT AND THE SECURED PARTY/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS SECURITY AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE DEBTOR AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS SECURITY AGREEMENT, AND THAT EACH

WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. DEBTOR AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED, EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE APA, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE APA. IN THE EVENT OF LITIGATION, THIS SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(q) This Security Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, Debtor and Secured Party have caused this Security Agreement to be executed and delivered by their respective duly authorized officers as of the date first shown above.

Debtor: **PROVEDA CORPORATION**

By: [signature]
Print Name: Scott Grizzle
Title: President

Secured Party: **FLOWERKIST, INC.**

By: [signature]
Print Name: Barry Clark
Title: CEO

Addendum A
Conditional Assignment of Assets

CONDITIONAL ASSIGNMENT OF ASSETS FROM PROVEDA CORPORATION TO FLOWERKIST, INC.

THIS CONDITIONAL ASSIGNMENT OF ASSETS (this "Assignment") is entered into by and between ProVEDA ("Assignor"), a Delaware corporation whose registered office address is 495 Grand Blvd., Suite 206, Miramar Beach, Florida 32550, and Flowerkist, Inc. ("Assignee"), a Nevada corporation whose registered office address is 30211 Avenida De Las Banderas, 2nd Floor, Rancho Santa Margarita CA 92688, for the purpose of assigning, transferring and conveying certain assets from Assignor to Assignee.

WHEREAS, in June 2020 ProVEDA acquired ownership of certain assets of Assignee (the "Purchased Assets"); and

WHEREAS, Assignor has secured certain of its purchase price payment obligations to Assignee pursuant to a Security Agreement (so called herein) between Assignor and Assignee dated June 16, 2020.

NOW, THEREFORE, in consideration of the foregoing recitals and the benefits to be received by Assignee, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignment and Transfer of Assets. At ASSIGNEE's written demand or request upon or after the occurrence and during the continuance of an Event of Default (as defined in the Security Agreement), ASSIGNOR shall assign, transfer and convey to ASSIGNEE and/or its successors and assigns, or to a third party designated, all of ASSIGNOR's worldwide right, title and interest in and to the Purchased Assets, including any and all licenses thereto, together with: (i) any and all right, title and interest in and to any patents and/or other intellectual property that may be awarded to ASSIGNOR or that ASSIGNOR may otherwise acquire with respect to the Purchased Assets; (ii) all income, royalties, fees, damages, and payments due or payable with respect to the Purchased Assets and any and all licenses thereto accruing on or after the Initial Payment Deadline as defined in the APA dated June, 2020; and (iii) any and all causes of action, either at law or in equity, and the right to enforce any rights and file any causes of action, including the right to recover damages for any past, present or future infringement and/or misappropriation of the Purchased Assets.

2. Continuing Obligations. Notwithstanding anything herein to the contrary, this Assignment shall constitute an assignment or agreement to assign any claim or right, or any benefit arising thereunder or resulting therefrom, without the consent or approval of any third party thereto, regardless of the adverse effect on the rights of the Assignor thereunder.

3. Additional Covenants and Assurances. Assignor covenants and agrees to, at any time upon or after the occurrence and during the continuance of an Event of Default and at the request and expense of Assignee or its successors or assigns: (a) to use commercially reasonable efforts to execute or procure any further assurance of assignment of and/or title to the Purchased Assets,

and to deliver any and all documents and instruments that may be necessary or desirable to perfect the assignment of and/or perfect title to the Purchased Assets (including any patents or trademarks) in which Assignor may have any interest, in favor of Assignee, its successors and/or assigns; and (b) to make a record with any and all governmental agencies, authorities, courts, tribunals or third parties, of the fact that Assignee owns all right, title and interest in and to the Purchased Assets, including all patents, trademarks, know-how, and any and all goodwill associated therewith, and that Assignor no longer has any right, title or interest of any kind or nature, in or to such Purchased Assets.

4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Nevada, without regard to the principles of conflict of laws thereof.

5. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Assignor, Assignee, and each of their respective successors and assigns.

6. Waiver. Any provision hereof may be waived only by written instrument making specific reference to this Agreement, signed by the party against whom enforcement of such waiver is sought. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment effective as of June 16, 2020.

Assignor:	Assignee:
PROVEDA CORPORATION	Flowerkist, INC.
By: Scott Grizzle	By: Barry Clint
Its: President	Its: CEO

Exhibit C
Pledge Agreement

CONFIDENTIAL PRIOR TO FULL EXECUTION

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT ("Pledge Agreement") is entered into and made effective this 16th day of June , 2020 (the "Effective Date") by and between Rowland Hanson and Scott G rizzle (the "Pledgors"), FLOWERKIST, INC. (the "Pledgee"), a nd Block Garden & McNeill, LLP (the "Pledgeholder").

WHEREAS, Pledgors are principals of the ProVEDA Corporation, a Delaware corporation ("ProVEDA"), which executed an Asset Purchase Agreement dated June 16, 2020 (the "APA") pursuant to which ProVEDA purchased certain assets for, inter alia, a cash portion of the Purchase Price of USD $2,200,000 from Pledgee; and

WHEREAS, the cash P urchase Price to be paid by ProVEDA under the APA is to be secured by certain assets of the Pledgors (the "C ollateral") pursuant to th e terms of a Security Agreement dated June 16, 2020 (the "Security Agreement"); and

WHEREAS, Pledgors have also agreed to pledge as addition al collateral all their shares of stock owned by Pledgors in ProVEDA pursuant to the terms and conditions set forth herein;

NOW, THEREOFRE, in consideration of the foregoing premises and the covenants and agreements contain ed herein, and for other go od and valu able consid eration, the receip t and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. Each Pledgor hereby pledges and collaterally assigns to Pledgee, and agrees to deliver to the Pledgeholder, all of the shares of stock identified in subparagr aphs (a) and (b) below (collectively, the "Shares") as co llateral secu rity for the p erformance of the Obligations (as defined in the Security Agreement) under the APA and Security Agreement:

   (a) All of Pledgors' shares of capital stock in ProVED A Corporation, a Delaware corporation, with respect to Rowla nd Hanson c onsisting of 26,000,000 shares, par value $0.0001 per share, represented by Stock Certificate No. 1, and with respect to Scott Grizzle consisting of 25,000,000 shares, par value $0.0001 per share, represented by Stock Certificate No. 2; and

2. Each Pledgor represents and warrants to the Pledgee as follows:

   (a) Such Pledgor is the sole owner of the Shares as set forth with respect to such Pledgor above, and has the right to and will deposit the Shares with the Pledgeholder;

   (b) Such Pledgor has good title to such Shares , free and clear of any and all security interests, charges, liens, claims o r other encumbrances of any kind or nature, except for the pledge of said Shares to Pledgee he reunder and restrictions on transfer arising under federal and state securities laws;

   (c) That except for the pledge of said Shares to Pledgee hereunder, such Pledgor will take any and all necessary action to keep said Sh ares free and clear of any and all security interests, charges, liens, claims or o ther encumbrances (except for the pledge of said Shares to P ledgee hereunder and restrictions on transfer arising under federal and

state securities laws) as long as any Obligations (as defined in the Security Agreement) remain outstanding under the APA and/or Security Agreement;

(d) That said Shares being pledged by Pledgors, including any additional shares granted or issued with respect thereto in connection with any stock split or stock dividend, represent additional security and Collateral for the APA and Security Agreement between, ProVEDA, as buyer, and Pledgee, Flowerkist, Inc., as seller; and

(e) Each Pledgor will deliver to the Pledgeholder the stock certificates, attached Stock Power and Assignment Separate from Certificate (assigned in the name of Pledgee) for said Shares as required under this Pledge Agreement. The Stock Power and Assignment Separate from Certificate shall be duly endorsed in blank.

3. During the term of this Pledge Agreement, but only so long as no Event of Default (as defined in the Security Agreement) has occurred and is continuing, Pledgors shall have the right to vote the Shares pledged hereunder and to receive any cash dividends declared and payable with respect to the Shares.

5. In the event of an Event of Default by ProVEDA as defined in the Security Agreement (which default remains uncured following any applicable notice and cure period), all right, title and interest of Pledgors in and to the Shares, together with all dividends and distributions in respect thereof, whether in cash, property, stock or otherwise, and whether now or hereafter declared, paid or made, and together with the right to receive and receipt therefor, and rights to subscribe and preemptive rights of Pledgors will vest with the Pledgee on the date of such Event of Default.

6. If an Event of Default occurs under the Security Agreement (subject to any applicable notice and cure period), the Pledgee is hereby authorized and empowered to obtain possession of the Pledgors' Shares including all payments thereunder and immediately obtain all voting rights from the Shares referred to in Section 1 above. In the event that a stock dividend or other issuance of debt or equity securities is approved and authorized with respect to any of the Shares, or a stock split or reverse stock split is effected with respect to any of the Shares, the Shares now subject to this Pledge Agreement shall be increased or decreased proportionately, and all issued and outstanding Shares are to be at all times subject to this Pledge Agreement.

7. Any renewal, extension or modification that the Pledgee may grant with respect to the Obligations, and any surrender, compromise, release, renewal, extension, exchange or substitution which the Pledgee may grant or consent to in respect of any of the Collateral given as security for the Obligations pursuant to the Security Agreement, shall not in any manner affect or impair any of the rights and powers given to the Pledgee hereunder.

8. Subject to any applicable notice and cure period(s), upon the occurrence and during the continuance of an Event of Default under the Security Agreement, the Pledgors shall have no rights thereafter in the pledged Shares, and all rights therein shall accrue to Pledgee. upon the occurrence and during the continuance of an Event of Default under the Security Agreement, Pledgee shall give written notice of default to the Pledgors and the Pledgeholder, and Pledgors shall be deemed to have irrevocably transferred the pledged Shares to Pledgee. Pledgee shall have the right to demand delivery of the Shares with attached stock powers, duly executed by the

Pledgors concurrent with this Pledge Agreement, from the Pledgeholder, and the Pledgeholder is hereby authorized to deliver the same to Pledgee, who shall thereupon have the right to immediately own, vote and to sell the Shares in a manner consistent with applicable state and federal law. Upon full payment of the Obligations under the APA and Security Agreement, all of Pledgee's rights in the Shares shall automatically terminate and Pledgeholder shall, upon receipt of written instruction from Pledgors, return the certificates evidencing the Shares to Pledgors or their respective designees(s).

9. Except as expressly provided herein, Pledgors and Pledgee hereby acknowledge and agree that they shall be restricted and precluded from assigning, pledging, further encumbering or transferring the Shares during the term of this Pledge Agreement without the prior written consent of the other party.

10. Pledgors and Pledgee hereby designate Block Garden & McNeill, LLP as the Pledgeholder to hold the Shares, and Pledgeholder is authorized to deliver the Shares to Pledgee in the event of the exercise of Pledgee's rights under Sections 6 and 8 of this Pledge Agreement, or to redeliver the Shares to Pledgors in the event of termination of this Pledge Agreement upon ProVEDA's payment and satisfaction of the Obligations pursuant to the APA and Security Agreement. Pledgeholder shall not be responsible for determining entitlement to the Shares as between Pledgors and Pledgee. If any dispute or difference arises between Pledgors and Pledgee, or if any conflicting demand shall be made upon Pledgeholder, Pledgeholder shall not be required to determine the same or take any action in the premises, but the Pledgeholder may await settlement of the controversy by arbitration or by final, appropriate legal proceedings, or Pledgeholder may file a suit in interpleader for the purpose of having the respective rights of the parties adjudicated, and may deposit with the court the securities held hereunder. Upon institution of such interpleader suit and depositing such securities with the court, Pledgeholder shall be fully released and discharged from all further obligations hereunder with respect to its position as Pledgeholder. Pledgors and Pledgee jointly and severally agree to pay to the Pledgeholder, on demand, any and all costs and reasonable attorney's fees incurred by Pledgeholder and to indemnify and hold harmless the Pledgeholder from any obligation or liability hereunder or relating hereto. Furthermore, Pledgors and Pledgee agree to share equally the costs and fees to be paid to Pledgeholder during the term of this Pledge Agreement.

11. This Pledge Agreement and each of the terms and provisions hereof shall be binding upon the Pledgors, and their respective successors and assigns, and all rights, privileges and powers granted or extended to or conferred upon the Pledgee shall inure to the benefit of the Pledgee and its successors and assigns. This Pledge Agreement and each and all of the terms and provisions hereof shall continue in full force and effect until Obligations have been paid in full pursuant to the APA and the Security Agreement.

12. This Pledge Agreement may be executed in two or more counterparts, or by facsimile, any of which shall be deemed an original but all of which together shall constitute one and the same instrument.

13. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, PLEDGEE SHALL HAVE NO RECOURSE TO THE PLEDGORS FOR THE PAYMENT OF THE OBLIGATIONS, AND PLEDGEE SHALL RELY SOLELY ON THE SHARES AND THE COLLATERAL UNDER THE SECURITY AGREEMENT TO SATISFY

PAYMENT OF THE OBLIGATIONS UPON AN EVENT OF DEFAULT.

[*signatures on following page*]

IN WITNESS WHEREOF, the parties hereto have executed this Stock Pledge Agreement as of the Effective Date above written.

PLEDGORS:

ROWLAND HANSON

____

SCOTT GRIZZLE

____

PLEDGEE:

FLOWERKIST, INC.

____

By: ________________________________

Its: ________________________________

Accepted and Agreed to:

PLEDGEHOLDER:

BLOCK GARDEN & MCNEILL, LLP

By: Christopher M McNeill
Its: Authorized Person

Addendum A

Stock Powers

Stock Power

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to Flowerkist, Inc., a Nevada corporation, the following securities standing in the name of the undersigned on the books of the ProVEDA Corporation:

26,000,000 shares of the common stock of the ProVEDA Corporation, a Delaware corporation, represented by Certificate No. 1.

The undersigned does hereby irrevocably constitute and appoint __________________, to transfer said shares on the books of the ProVEDA Corporation, with full power of substitution in the premises.

Dated: __________________, 2020

ROWLAND HANSON

Rowland Hanson

Stock Power

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to Flowerkist, Inc., a Nevada corporation, the following securities standing in the name of the undersigned on the books of the ProVEDA Corporation:

25,000,000 shares of the common stock of the ProVEDA Corporation, a Delaware corporation, represented by Certificate No. 2.

The undersigned does hereby irrevocably constitute and appoint ___________________, to transfer said shares on the books of the ProVEDA Corporation, with full power of substitution in the premises.

Dated: ___________________, 2020

SCOTT GRIZZLE

____

Addendum B

Assignment Separate from Certificate Form

Assignment Separate from Certificate

Rowland Hanson hereby assigns and transfers unto Flowerkist, Inc., a Nevada corporation, 26,000,000 shares of capital interest of ProVEDA Corporation held by Rowland Hanson, and does hereby irrevocably constitute and appoint _______________ its attorney-in-fact to transfer the shares on the books of the corporation unto Flowerkist, Inc. with full power of substitution in the premises.

Dated Effective: ____________________

____

Print name: ROWLAND HANSON

Assignment Separate from Certificate

Scott Grizzle hereby assigns and transfers unto Flowerkist, Inc., a Nevada corporation, 25,000,000 shares of capital interest of ProVEDA Corporation held by Scott Grizzle, and does hereby irrevocably constitute and appoint _______________ its attorney-in-fact to transfer the shares on the books of the corporation unto Flowerkist, Inc. with full power of substitution in the premises.

Dated Effective: ____________________

____

Print name: SCOTT GRIZZLE